Zevenbergen Growth Fund

Zevenbergen Genea Fund

Each a Series of

Advisor Managed Portfolios

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Joint Special Meeting of Shareholders of each of Zevenbergen Growth Fund and the Zevenbergen Genea Fund (each, an “Acquired Fund”), each a series of Advisor Managed Portfolios (“Acquired Fund Trust”), which will be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741 and scheduled for July 28, 2026 at 11:00 a.m. Pacific time/2:00 p.m., Eastern time. These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus (the “Proxy Statement and Prospectus”), and proxy card.  A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Acquired Funds. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal which is in accordance with the Board of Trustees’ recommendation on pages 1 of the Proxy Statement and Prospectus.

We urge you to review carefully the proposals in the Proxy Statement and Prospectus.  Then, fill out the enclosed proxy card(s) and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card(s) you receive.

We welcome your comments.  If you have any questions, call Zevenbergen Capital Investments LLC at:

1-844-ZVNBRGN (1-844-986-2746)

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Zevenbergen Growth Fund

Zevenbergen Genea Fund

Each a Series of

Advisor Managed Portfolios

c/o U.S. Bank Global Fund Services

 P.O. Box 701

 Milwaukee, Wisconsin 53201-0701

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

 To be Held on July 28, 2026

Dear Shareholders:

Notice is hereby given of a Joint Special Meeting of Shareholders of each of Zevenbergen Growth Fund and the Zevenbergen Genea Fund (each, an “Acquired Fund”), each a series of Advisor Managed Portfolios (“Acquired Fund Trust”) that operates as an open-end mutual fund, to be held on July 28, 2026 at 11:00 a.m. Pacific time/2:00 p.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741.

The Meeting is being held to consider and vote upon the following proposal:

1.       Conversion of Acquired Funds from mutual funds to exchange traded funds via a Reorganization with the Acquiring Funds. To approve the actions and transactions described in the Agreement and Plan of Reorganization between Acquired Fund Trust, on behalf of each Acquired Fund identified in the table below, and Virtus ETF Trust II (“Acquiring Fund Trust”), on behalf of the corresponding acquiring fund identified in the table below each, an “Acquiring Fund”), providing for the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange for the assumption of all of the Acquired Fund’s liabilities by the corresponding Acquiring Fund and shares of such Acquiring Fund, followed by the complete liquidation of the Acquired Fund (each, a “Reorganization”).

Acquired Fund	Corresponding Acquiring Fund
Zevenbergen Growth Fund	Virtus Zevenbergen Innovative Growth ETF
Zevenbergen Genea Fund	Virtus Zevenbergen Discovery Growth ETF

2.       To act upon such other matters as may properly come before the Meeting.

Each Reorganization is more fully described in the accompanying combined Proxy Statement and Prospectus and in the form of Agreement and Plan of Reorganization attached as Appendix A thereto. If shareholders of an Acquired Fund approve the Reorganization with respect to such Acquired Fund, and certain other closing conditions are satisfied or waived, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, which will operate as an exchange-traded fund, receiving shares of the Acquiring Fund (except as noted in the Proxy Statement and Prospectus) with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization (and cash with respect to any fractional shares).

Shareholders of record of an Acquired Fund as of the close of business on May 12, 2026 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. Shareholders of each Acquired Fund will vote separately on the proposed Reorganization of their respective Acquired Fund, and a Reorganization will be effected as to a particular Acquired Fund only if that Acquired Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. The consummation of each Reorganization is not contingent upon approval of the other Reorganization. If a Reorganization is not approved by shareholders of an Acquired Fund, the applicable Acquired Fund will continue in existence and the Acquired Fund will consider alternative actions for such Fund.

The Board of Trustees of the Acquired Fund Trust unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of your Acquired Fund.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund Trust, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting.

Acquired Fund Shareholders will be able to authorize proxies to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this combined Proxy Statement and Prospectus. The Internet procedures are designed to authenticate a shareholder’s identity to allow Acquired Fund Shareholders to vote their shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Acquired Fund Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Acquired Fund Shareholders will need the number that appears on the proxy card or in the shaded box.

By Order of the Board of Trustees of the Acquired Fund Trust,

Sincerely,

/s/ Russell B. Simon

Russell B. Simon, President

Advisor Managed Portfolios

Dated: June 15, 2026

You can help avoid the necessity and expense of sending follow up letters to ensure a quorum for the Meeting by promptly returning the enclosed proxy card(s) or voting telephonically or on the Internet. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to vote by telephone or via the Internet. Alternatively, you may vote by marking, signing and dating each proxy card, and, if received by mail, returning it in the accompanying postage-paid return envelope.

If you are a record holder of either Acquired Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission, you must show valid photographic identification such as your driver’s license or passport.

QUESTIONS AND ANSWERS

Shareholders should read the entire combined Proxy Statement and Prospectus carefully.

The following is a brief Q&A that will help explain each Reorganization (as defined below), including the reasons for the Reorganization. Each Reorganization is subject to approval by the shareholders of the corresponding Acquired Fund.

Important additional information about the proposed Reorganizations is set forth in the accompanying Proxy Statement and Prospectus. Please read it carefully. Your vote is important.

Q.            Why am I receiving a Proxy Statement and Prospectus?

A.            You are receiving a combined Proxy Statement and Prospectus because you own shares of one or both of the following funds: Zevenbergen Growth Fund and the Zevenbergen Genea Fund (each, an “Acquired Fund”). Each Acquired Fund is a series of Advisor Managed Portfolios and currently operates as an open-end mutual fund.

It is proposed that, subject to shareholder approval, each Acquired Fund be reorganized into a newly-created exchange-traded fund (“ETF”) organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of its corresponding Acquired Fund and continue the business of the Acquired Fund. Each Reorganization, if approved by shareholders of the Acquired Fund (“Acquired Fund Shareholders”), would be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”), as described below and a form of which is attached to the Proxy Statement and Prospectus as Appendix A.

These newly-created ETFs are Virtus Zevenbergen Innovative Growth ETF and Virtus Zevenbergen Discovery Growth ETF, each a series of Virtus ETF Trust II (each, an “Acquiring Fund” and together with the Acquired Funds, the “Funds”). Each Acquiring Fund’s shares will be traded on NYSE Arca, Inc. In effect, if a Reorganization is approved by an Acquired Fund’s shareholders, the relevant Acquired Fund will reorganize into an ETF through the Reorganization. If you own shares of both Acquired Funds, please consider certain references to an Acquired Fund to refer to both Acquired Funds and certain references to a Reorganization to refer to both Reorganizations.

The chart below lists the name of each Acquired Fund, its corresponding Acquiring Fund, and the Reorganization:

Acquired Fund	Corresponding Acquiring Fund	Name of the Reorganization
Zevenbergen Growth Fund	Virtus Zevenbergen Innovative Growth ETF	Growth Fund Reorganization
Zevenbergen Genea Fund	Virtus Zevenbergen Discovery Growth ETF	Genea Fund Reorganization

Subject to shareholder approval, each Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund and assumption by the Acquiring Fund of all of the liabilities of such Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the corresponding Acquiring Fund to which the shareholder is entitled, except as noted below for fractional shares and certain brokerage and other accounts that cannot hold ETF shares. Following a Reorganization, the applicable Acquired Fund will be liquidated.

If your Acquired Fund’s Reorganization is approved by shareholders and you remain a shareholder of the Acquired Fund on the Closing Date (as defined below), you will (subject to certain exceptions described below) receive shares of the corresponding Acquiring Fund and, in some cases, cash that, combined with the shares of the corresponding Acquiring Fund, has the same value as your shares of the Acquired Fund (“Acquired Fund Shares”) on that date. Shares of an Acquiring Fund (“Acquiring Fund Shares”) will not be issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of an Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of such Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the aggregate NAV of your Acquired Fund Shares. The liquidation of your investment and return of cash may be taxable. Alternatively, your financial intermediary may transfer your investment to a different investment option prior to each conversion. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the conversion to an ETF will have on you and your investments.

Subject to shareholder approval, each Reorganization is anticipated to occur after the close of trading on or about August 14, 2026 (the “Closing Date”).

Q.            Is each Reorganization subject to shareholder approval? Am I being asked to vote on the Reorganizations?

A.            Yes. Each Reorganization is subject to shareholder approval. As a shareholder of an Acquired Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of your Acquired Fund on the record date. Shareholders of each Acquired Fund will vote separately on the proposed Reorganization of their respective Acquired Fund.

Information about how you can vote on the Reorganization of your Acquired Fund is contained in the accompanying materials. Your vote is very important regardless of the number of Acquired Fund Shares that you hold.

Q.            What are the differences between an ETF and a mutual fund?

A.            ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF generally will not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholder and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” and only to the ETF’s “authorized participants,” on days that the ETF is open for business. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV per share, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the stock exchange. Following a Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund.

Q.            Has the Board of Trustees of the Acquired Fund Trust approved the Reorganizations?

A.            Yes. After careful consideration, the Board of Trustees of the Acquired Fund Trust (the “Acquired Funds Board”) unanimously approved each Reorganization and Plan at a meeting held on December 3-4, 2025 and recommended that shareholders of each Acquired Fund approve the corresponding Reorganization. The Acquired Funds Board, including all of the Independent Trustees of the Acquired Funds Board (i.e., Trustees who are not “interested persons” of the Acquired Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Acquired Fund and Reorganization, participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

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The Acquired Funds Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of your Acquired Fund.

The Board of Trustees of the Acquiring Fund Trust (which is comprised of different board members) also approved each Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the applicable Acquiring Fund.

Q.            What information did the Acquired Funds Board consider when evaluating the Reorganizations?

A.            The Acquired Funds Board considered each Reorganization proposed by the investment adviser to each Acquired Fund, Zevenbergen Capital Investments LLC (“ZCI” or the “Advisor”), and approved the Reorganization and Plan with respect to each Acquired Fund. In considering each Reorganization and Plan, the Acquired Funds Board requested and considered information from the officers of the Acquired Fund Trust and representatives of ZCI, regarding each Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of each Acquired Fund and the corresponding Acquiring Fund; (2) a comparison of the fees and expenses of each Acquired Fund and its corresponding Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of each Acquiring Fund; (4) the management and business of ZCI and its affiliates; and (5) the impact of the Reorganization on the Acquired Fund and shareholders of the Acquired Fund.

Among other considerations, the Acquired Funds Board considered that each Acquired Fund and its corresponding Acquiring Fund have an identical investment objective and substantially similar principal investment strategies and fundamental investment policies. In addition, the Acquired Funds Board considered that the risks associated with owning shares of an Acquiring Fund are substantially similar to the risk associated with owning shares of the corresponding Acquired Fund with some exceptions discussed below in “COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS- Comparison of the Funds’ Risks” including risks specific to ETFs.

Q.            Why are the Reorganizations being proposed?

A.            ZCI proposed that each Acquired Fund be reorganized into its corresponding Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which ZCI believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these shareholder benefits include anticipated lower net expenses as well as additional trading flexibility, increased transparency and the potential for enhanced tax efficiency. In addition, ZCI believes that reorganizing the Acquired Funds into the Acquiring Fund Trust will provide increased scale and access to a larger distribution platform.

Q.            How will the Reorganizations affect me as a shareholder?

A.            If your Acquired Fund’s Reorganization is consummated, you will cease to be a shareholder of the applicable Acquired Fund. In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization. If you hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the relevant Acquiring Fund. As described in more detail above, upon completion of your Acquired Fund’s Reorganization, you will (subject to certain exceptions) receive shares of an Acquiring Fund and, in some cases, cash that, combined with the shares of the corresponding Acquiring Fund, has the same value as your shares of the Acquired Fund on the Closing Date of the Reorganization. Shares of each Acquiring Fund will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of an Acquiring Fund, which may be taxable.

As discussed below, if a Reorganization is approved by the relevant Acquired Fund’s shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Acquired Fund Shares through such an account, that you take necessary actions to be able to receive shares of an Acquiring Fund.

Q.            What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganizations?

A.            The following account types cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts: If you hold shares of an Acquired Fund in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before a Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization.

●	Non-Accommodating Retirement Accounts: If you hold shares of an Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to your Acquired Fund’s Reorganization or, if applicable, your financial intermediary may transfer your investment in an Acquired Fund to a different investment option prior to the Reorganization.

●	Fund Direct Accounts: If you hold shares of an Acquired Fund in an account (including a Fund Direct IRA or Coverdell Savings Account) directly with the Acquired Fund at its transfer agent, U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”) (a “fund direct account”), you should: (i) transfer your mutual fund shares to a brokerage account that can accept ETF shares prior to the applicable Reorganization, or (ii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to a reorganization. If such a change is not made before the time of the applicable reorganization, you will not receive shares of the corresponding Acquiring Fund, your position will be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your mutual fund shares. This event will be taxable for taxable shareholders.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary or tax advisor for more information on the impact that your Acquired Fund’s Reorganization would have on you and your investments.

If you do not currently hold your shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the information below for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action on the part of the Acquired Funds or their shareholders is required for shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call (888) 383-0553 or contact your financial advisor or other financial intermediary.

After a Reorganization, individual shares of the Acquiring Funds may only be purchased and sold in the secondary market. Shares of Virtus Zevenbergen Innovative Growth ETF and Virtus Zevenbergen Discovery Growth ETF will be listed for trading on the NYSE Arca, Inc. Shares of the Acquiring Funds may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares will trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.            How do I transfer my Acquired Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?

A.            Transferring your shares from a fund direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.            How do I transfer my Acquired Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?

A.            The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q.            Will the Reorganizations affect the way my investments are managed?

A.            No. Each Acquiring Fund is expected to be managed in materially the same way as the corresponding Acquired Fund. Virtus Investment Advisers, LLC (“VIA”) will serve as the investment adviser to the Acquiring Funds. ZCI will serve as the sub-adviser and, therefore, will continue to provide portfolio management services after the Reorganization. The same individuals currently responsible for the day-to-day portfolio management of the Acquired Funds will continue to be responsible for the day-to-day portfolio management of the Acquiring Funds.

Each Acquiring Fund is a newly-created series of the Acquiring Fund Trust and will not commence operations until the consummation of the Reorganization. With respect to each Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar principal investment strategies and fundamental investment policies. However, there are several important differences between each Acquired Fund and the corresponding Acquiring Fund, as described in the combined Proxy Statement and Prospectus.

Q.            Are the fees and expenses of an Acquiring Fund expected to be lower than the fees and expenses of the corresponding Acquired Fund?

A.            Yes. Following each Reorganization, the applicable Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of its corresponding Acquired Fund. Each Acquiring Fund employs a unitary fee structure pursuant to which VIA bears all operating expenses of the Fund, subject to limited exceptions.

More information on the effects of the potential expense reductions is available in the combined Proxy Statement and Prospectus.

Q.            Are there other benefits that I will experience as a shareholder of an Acquiring Fund?

A.            Yes. As a shareholder of an Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

●	Additional Trading Flexibility. As a shareholder of an Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Acquired Funds only provide periodic disclosure of their complete portfolio holdings. Each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website at www.virtusetfs.com.

●	Potential for Enhanced Tax Efficiency. Current shareholders of the Acquired Funds are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

Q.            Will I be subject to comparable investment risks as a shareholder of an Acquiring Fund?

A.            Yes. Each Acquiring Fund will be subject to substantially similar investment risks as its corresponding Acquired Fund. However, there are certain differences in these risks, such as those described below with respect to ETF-specific structural risks. For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds’ Risks.”

Q.            Will I be subject to additional ETF-specific structural risks as a shareholder of an Acquiring Fund?

A.            Yes. Mutual funds and ETFs have structurally different risk profiles. As a shareholder of an Acquiring Fund, you will also be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV per share. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the stock exchange. Additionally, following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Funds.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds’ Risks.”

Q.            Is there anything else that will be different if I become a shareholder of an Acquiring Fund?

A.            Yes. As a shareholder of an Acquired Fund, you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees.

Acquiring Fund Shares may only be purchased and sold on the secondary market through a broker at market prices (which may be above (premium) or below (discount) the NAV per share). When you buy or sell shares of an Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, each Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of an Acquired Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

Q.            Will the Acquired Funds or Acquiring Funds charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations?

A.            No. Neither the Acquired Funds nor the Acquiring Funds will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganizations.

Q.            When are the Reorganizations expected to occur?

A.            Subject to shareholder approval, each Reorganization is anticipated to occur after the close of trading on or about August 14, 2026.

The Closing Date is subject to change. The Acquired Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Q.            Who will pay the costs in connection with the Reorganizations?

A.             With respect to each Reorganization, VIA or its affiliates will pay the costs associated with the Reorganization whether or not any Reorganization is consummated.

The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Acquired Fund Trust is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the Proxy Statement and Prospectus contained therein) and any supplements to the Acquired Funds’ current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding shareholders’ meetings.

Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from an Acquired Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Acquired Fund. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the applicable Acquired Fund or the corresponding Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

Q.            Will the Reorganizations result in any federal tax liability to me?

A.            The Reorganizations are intended to be treated as tax-free reorganizations for U.S. federal income tax purposes. If the Reorganizations qualify for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Reorganizations (except with respect to any cash received, e.g., with respect to payments for fractional shares). Capital gains from holdings sold by an Acquired Fund prior to a Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganizations or (ii) by the corresponding Acquiring Fund after the Reorganizations.

Different tax considerations apply to you if you hold your shares of an Acquired Fund through a Fund Direct IRA or Coverdell Savings Account. In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of an Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization.

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Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

Q.            Can I purchase, redeem, or exchange shares of an Acquired Fund before the Reorganization takes place?

A.            Yes. If a Reorganization is approved by the relevant Acquired Fund’s shareholders, purchase orders, exchange orders, and redemption orders must be received by the corresponding Acquired Fund by the dates indicated below:

Final Date to Purchase Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares
August 11, 2026	August 11, 2026

These dates may change if the Closing Date of a Reorganization changes. Any changes to the Closing Date of a Reorganization will be publicly disclosed.

If a Reorganization is approved by the relevant Acquired Fund’s shareholders, any shares of the corresponding Acquired Fund that you hold after August 11, 2026 will be reorganized into shares of the corresponding Acquiring Fund as a result of the Reorganization, other than as described in the combined Proxy Statement and Prospectus and the Plan.

If you do not want to (or cannot) receive shares of an Acquiring Fund in connection with a Reorganization that has been approved by shareholders, you can redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with this action. If you hold your shares in a taxable account, such redemption of your Acquired Fund Shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.            Whom do I contact for further information?

A.            If you have questions, please call 1-844-986-2746. You can also find information online at http://www.zci.com/funds.

THE ATTACHED COMBINED PROXY STATEMENT AND PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated June 15, 2026

PROXY STATEMENT FOR ZEVENBERGEN GROWTH FUND ZEVENBERGEN GENEA FUND Each a Series of ADVISOR MANAGED PORTFOLIOS 615 East Michigan Street Milwaukee, WI 53202 (626) 914-7385

PROSPECTUS FOR

VIRTUS ZEVENBERGEN INNOVATIVE GROWTH ETF

VIRTUS ZEVENBERGEN DISCOVERY GROWTH ETF

Each a Series of

VIRTUS ETF TRUST II

1301 Avenue of the Americas, 14th Floor

New York, NY 10019

(888) 383-0553

TICKER (ZINN) (ZDIS)

This combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Advisor Managed Portfolios (“Acquired Fund Trust”) to be voted at a Joint Special Meeting of Shareholders of each of Zevenbergen Growth Fund and Zevenbergen Genea Fund (each, an “Acquired Fund”), each a series of the Acquired Fund Trust that operates as a diversified open-end mutual fund, to be held on July 28, 2026 at 11:00 a.m. Pacific time/2:00 p.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741.

At the Meeting, shareholders of each Acquired Fund identified in the table below will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Acquired Fund into the corresponding, newly-created acquiring fund identified in the table below (each, an “Acquiring Fund” and together with the Acquired Funds, the “Funds”) of Virtus ETF Trust II (“Acquiring Fund Trust”) that will each operate as a non-diversified exchange-traded fund (“ETF”), as set forth in the Plan (each, a “Reorganization”). If you own shares of both Acquired Funds, please consider certain references to an Acquired Fund to refer to both Acquired Funds and certain references to a Reorganization to refer to both Reorganizations.

Acquisition of the assets and assumption of all of the liabilities of:	By and in exchange for shares of:
Acquired Fund	Acquiring Fund
Zevenbergen Growth Fund	Virtus Zevenbergen Innovative Growth ETF
Zevenbergen Genea Fund	Virtus Zevenbergen Discovery Growth ETF

The Board of Trustees of the Acquired Fund Trust unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of your Acquired Fund.

Shares of the Acquiring Funds will be listed for trading on NYSE Arca, Inc. Reports, proxy materials and other information concerning the Acquiring Funds will be available for inspection at NYSE Arca, Inc.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

With respect to each Acquired Fund and its corresponding Acquiring Fund, the Plan provides for: (i) the acquisition by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the assets of the Acquired Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund; and (iii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders.

The terms and conditions of each Reorganization are further described in this combined Proxy Statement and Prospectus and are set forth in the form of Agreement and Plan of Reorganization attached hereto as Appendix A.

It is expected that this combined Proxy Statement and Prospectus and the accompanying Notice of a Joint Special Meeting of Shareholders (“Notice”) and proxy card(s) will first be mailed to shareholders of the Acquired Funds on or about June 19, 2026. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice.

The Board of Trustees of the Acquired Fund Trust (“Acquired Funds Board” or “Acquired Funds Trustees”) is soliciting these proxies on behalf of the Acquired Funds. With respect to each Acquired Fund, the Acquired Funds Board unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

Each Acquired Fund and each Acquiring Fund are series of registered, open-end management investment companies, although each Acquired Fund is a mutual fund while each Acquiring Fund will operate as an ETF.

The Acquired Funds Board has fixed the close of business on May 12, 2026, as the record date (the “Record Date”) for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix G provides more information regarding the outstanding shares of the Acquired Funds and interests of certain persons in the Acquired Funds as of the Record Date.

This combined Proxy Statement and Prospectus constitutes a proxy statement for each Acquired Fund and also constitutes a Prospectus of each Acquiring Fund, filed by Acquiring Fund Trust with the SEC as part of the Acquiring Fund Trust’s Registration Statement on Form N-14 (the “Registration Statement”). This Proxy Statement and Prospectus, which constitutes part of the Registration Statement filed by the Acquiring Fund Trust with the SEC under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

This combined Proxy Statement and Prospectus, which you should read carefully, sets forth concisely the information about the Reorganizations and the Acquiring Funds that you should know before voting with respect to your Acquired Fund’s Reorganization and investing in an Acquiring Fund.

You should retain this combined Proxy Statement and Prospectus for future reference. Additional information about the Acquired Funds, Acquiring Funds and the proposed Reorganizations can be found in the following documents, which have been filed with the SEC and are incorporated by reference into this combined Proxy Statement and Prospectus (which means they are deemed part of this Proxy Statement and Prospectus for legal purposes):

1.	The Prospectus of the Acquired Fund Trust on behalf of the Acquired Funds, dated October 31, 2025, as supplemented and amended to date (File No. 333-270997); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0000894189-25-012207); and
2.	A statement of additional information (“SAI”) dated June 15, 2026 relating to this combined Proxy Statement and Prospectus.

Additional information about the Funds is also available in the:

1.	The Prospectus of the Acquiring Fund Trust on behalf of the Acquiring Funds, dated May 14, 2026, as supplemented and amended to date (File No. 333-206600; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001999371-26-010675).
2.	The Statement of Additional Information of the Acquired Fund Trust on behalf of the Acquired Funds, dated October 31, 2025, as supplemented and amended to date (File No. 333-270997); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0000894189-25-012207).
3.	The Statement of Additional Information of the Acquiring Fund Trust on behalf of the Acquiring Funds, dated May 14, 2026, as supplemented and amended to date (File No. 333-206600; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001999371-26-010675).
4.	Annual Report to shareholders of the Acquired Funds for the fiscal year ended June 30, 2025 (File No. 333-270997; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-009618); and
5.	Semi-Annual Report to shareholders of the Acquired Funds for the six-month period ended December 30, 2025 (File No. 333-270997; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-26-003349).

You may request a copy of the SAI relating to this Proxy Statement and Prospectus without charge by writing to the Acquiring Funds at 1301 Avenue of the Americas, 14th Floor, New York, NY 10019, or by calling toll-free at (888) 383-0553.

You can obtain copies of the Acquired Funds’ current Prospectus, Statement of Additional Information, or annual or semiannual reports, or filings on Form N-CSR without charge by contacting Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-844-ZVNBRGN (1-844-986-2746).

Advisor Managed Portfolios and Virtus ETF Trust II are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, each must file proxy material, reports, and other information with the SEC. Such information is available from the EDGAR database on the SEC’s web site at http://www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Fund shares involve investment risks, including the possible loss of principal.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	47
OTHER SERVICE PROVIDERS	48
ADDITIONAL INFORMATION	49
FINANCIAL HIGHLIGHTS	50

Appendix A – Form of Agreement and Plan of Reorganization	A-1
Appendix B – Additional Information about the Acquiring Funds’ Investment Strategies and Related Risks	B-1

Appendix C – Additional Information Regarding the Acquiring Funds	C-1

Appendix D – Acquired Fund Financial Highlights	D-1

Appendix E – Capitalization	E-1

Appendix F – Comparison of Rights of Shareholders	F-1
Appendix G – Record Date, Outstanding Shares, and Interest of Certain Persons	G-1

SUMMARY

This is only a summary of certain information contained in this combined Proxy Statement and Prospectus. Shareholders should carefully read the information contained in the rest of this combined Proxy Statement and Prospectus, including the Plan relating to each Reorganization, a form of which is attached to this combined Proxy Statement and Prospectus in Appendix A. For purposes of this combined Proxy Statement and Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of each Acquired Fund. If you own shares of both Acquired Funds, please consider certain references to an Acquired Fund to refer to both Acquired Funds and certain references to a Reorganization to refer to both Reorganizations.

On what proposal am I being asked to vote?

 You are being asked to vote on a proposal to reorganize your Acquired Fund into the corresponding, newly-created exchange-traded fund (“ETF”) identified below pursuant to the Plan:

Acquired Fund	Corresponding Acquiring Fund	Name of the Reorganization
Zevenbergen Growth Fund	Virtus Zevenbergen Innovative Growth ETF	Growth Fund Reorganization
Zevenbergen Genea Fund	Virtus Zevenbergen Discovery Growth ETF	Genea Fund Reorganization

Each Acquired Fund currently operates as an open-end mutual fund. If shareholders of an Acquired Fund approve the applicable Reorganization, the Acquired Fund will be reorganized into an ETF through the reorganization of the Acquired Fund into the newly-created corresponding Acquiring Fund. As summarized in this combined Proxy Statement and Prospectus, there are certain similarities and differences between each Acquired Fund and its corresponding Acquiring Fund, including important structural differences.

With respect to each Acquired Fund and its corresponding Acquiring Fund, the Plan provides for: (i) the acquisition by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the assets of the Acquired Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund; and (iii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to such Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders.

Subject to shareholder approval, each Reorganization is anticipated to occur after the close of trading on or about August 14, 2026 (the “Closing Date”).

If a Reorganization is approved by the relevant Acquired Fund’s shareholders, Acquired Fund Shareholders who do not wish to have their Acquired Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should consider redeeming their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund Shares in exchange for your Acquired Fund Shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “What are the federal income tax consequences of the Reorganizations?” below.

Shareholders of each Acquired Fund will vote separately on the proposed Reorganization of their respective Acquired Fund, and a Reorganization will be effected as to a particular Acquired Fund only if that Acquired Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. The consummation of each Reorganization is not contingent upon approval of the other Reorganization.

How will the Reorganizations be implemented?

Each Reorganization is subject to approval by shareholders of the corresponding Acquired Fund. If approved by the relevant Acquired Fund’s shareholders, the Plan provides for the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund and the assumption by the Acquiring Fund of all of such Acquired Fund’s liabilities in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Acquired Fund, except as noted below for fractional shares and certain brokerage and other accounts that cannot hold ETF shares. The Investor class of shares will be converted into the Institutional class of shares prior to the Reorganization.

Shares of an Acquiring Fund will be transferred to each Acquired Fund Shareholder’s brokerage account, except as described below, (and the Acquired Fund Shareholder would receive cash in lieu of fractional shares). If a shareholder does not hold their shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the Acquired Fund Shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the Acquired Fund Shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the aggregate NAV of their Acquired Fund Shares as of the Closing Date. If an Acquired Fund Shareholder holds Acquired Fund Shares through an account with a financial intermediary that is not able to hold Acquiring Fund Shares, like many group retirement plans, a financial intermediary may transfer the Acquired Fund Shareholder’s investment in an Acquired Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After Acquiring Fund Shares are distributed to the Acquired Fund Shareholders, the Acquired Fund will be completely liquidated and dissolved. Subject to shareholder approval, and as a result of a Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The Closing Date is subject to change. The Acquired Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

Why are the Reorganizations being proposed and did the Board approve each Reorganization?

After careful consideration of factors it deemed relevant, including the potential impact of each Reorganization on different subsets of the Acquired Fund’s shareholders, each Acquired Fund’s investment adviser Zevenbergen Capital Investments LLC (“ZCI” or the “Advisor”), proposed to the Acquired Funds Board that each Acquired Fund be reorganized into its corresponding Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which ZCI believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these benefits include anticipated lower net expenses as well as additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency. In addition, ZCI believes that reorganizing the Acquired Funds into the Acquiring Fund Trust will provide increased scale and access to a larger distribution platform.

Following each Reorganization, the applicable Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of its corresponding Acquired Fund. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

In addition, current shareholders of each Acquired Fund are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs, unlike mutual funds, typically do not have to maintain as large a cash position as mutual funds do or sell as many securities as mutual funds do to meet redemption requests. Accordingly, each Acquiring Fund may operate with less cash and incur lower transaction costs than its corresponding Acquired Fund.

Current shareholders of each Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions.

With respect to each Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar principal investment strategies and fundamental investment policies. Each Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

The Acquiring Funds will have the benefits of operating in the ETF structure. In addition, although each Acquiring Fund will be subject to substantially similar investment risks as its corresponding Acquired Fund, each Acquiring Fund will be subject to certain ETF-specific risks. ZCI will serve as the sub-adviser of each Acquiring Fund and will continue to provide portfolio management services after the Reorganization. As shareholders of ETFs following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as shareholders of the Acquired Funds. However, shareholders of the Acquiring Funds after the Reorganizations would not bear expenses specific to mutual funds, including sales charges for applicable share classes of the Acquired Funds.

The Acquired Funds Board, which is comprised solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (collectively, the “Independent Trustees”), determined that, with respect to each Acquired Fund and Reorganization, participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Acquired Funds Board made these determinations after carefully considering and giving appropriate weight to various factors that are discussed in this combined Proxy Statement and Prospectus, under the discussion in the section entitled “Reasons for the Reorganizations.” The Board of Trustees of the Acquiring Fund Trust made corresponding findings with respect to each Acquiring Fund.

The Acquired Funds Board unanimously recommends that you vote in favor of (i.e., FOR) your Acquired Fund’s Reorganization.

How will the Reorganizations affect me?

If your Acquired Fund’s Reorganization is approved by shareholders and your Acquired Fund’s Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the corresponding Acquiring Fund, other than as described in this Proxy Statement and Prospectus and the Plan. As described in more detail above, upon completion of your Acquired Fund’s Reorganization, you will (subject to certain exceptions described below) receive shares of an Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Funds are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares, which may be taxable.

However, in order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the separate Q&A that accompanies this combined Proxy Statement and Prospectus, for additional actions that you must take to receive shares of an Acquiring Fund as part of a Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action on the part of the Acquired Funds or their shareholders is required for shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund. If you wish to obtain shares of an Acquiring Fund in a Reorganization, it is important for you to determine that you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of an Acquiring Fund after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because each Acquiring Fund’s shares will trade at market prices rather than at NAV, an Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

Further, each of the Acquired Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Funds, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of an Acquired Fund, shareholders of an Acquiring Fund will not own a particular class of shares.

How will the number of shares of an Acquiring Fund that I will receive be determined?

As an Acquired Fund Shareholder, you will receive your pro rata share of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization and cash in lieu of fractional shares of the Acquiring Fund. As described in the combined Proxy Statement and Prospectus, in some cases, shareholders will receive cash equal to the value of the shares of the Acquired Fund the shareholder owned on the Closing Date. The Investor class of shares will be converted into the Institutional class of shares prior to the Reorganization.

The number of shares that an Acquired Fund’s shareholders will receive will be based on the relative NAVs of the Acquired Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the Closing Date or on the business day immediately preceding the Closing Date. The Acquired Fund’s assets will be valued pursuant to the valuation procedures with respect to the Acquired Fund Trust.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF generally will not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain anticipated benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV per share, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV per share and possibly face trading halts and/or delisting from the stock exchange. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Funds.

Who will bear the costs associated with the Reorganizations?

With respect to each Reorganization, VIA or its affiliates will pay the costs associated with the Reorganization whether or not any Reorganization is consummated.

The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Acquired Fund Trust is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the proxy statement and prospectus contained therein) and any supplements to the Acquired Funds’ current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding shareholders’ meetings.

Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from an Acquired Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Acquired Fund. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the applicable Acquired Fund or the corresponding Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

What are the federal income tax consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the Acquired Fund and the Acquiring Fund must receive an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, an Acquired Fund will recognize gain or loss as a direct result of the Reorganization of an Acquired Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares that you surrender in the Reorganization. Capital gains from securities sales by the Acquired Funds prior to the Reorganizations may be distributed either (i) by the Acquired Funds prior to the Reorganizations or (ii) by the Acquiring Funds after the Reorganizations. Prior to the consummation of a Reorganization, you may redeem your Acquired Fund Shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you do not hold your Acquired Fund Shares via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of each Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganizations, please see the section entitled “Information About the Plans—What are the tax consequences of the Reorganizations?”

How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?

With each Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar principal investment strategies and fundamental investment policies. For additional discussion comparing the investment objectives and principal investment strategies of the Acquired Funds and their corresponding Acquiring Funds, please see “Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

Each Acquired Fund and its corresponding Acquiring Fund have adopted substantially similar fundamental investment policies, which may not be changed without prior shareholder approval. For additional discussion comparing the investment policies of the Acquired Funds and their corresponding Acquiring Funds, please see “Comparison of Fundamental and Non-Fundamental Investment Policies.”

What are the principal risks of an investment in the Acquiring Funds?

An investment in each Acquiring Fund involves principal risks common to most open-end funds, including that there is no guarantee against losses resulting from investments in the Acquiring Funds, nor that the Acquiring Funds will achieve their investment objectives, and you may lose money if you invest in the Acquiring Funds, and principal risks specifically associated with the principal investment strategies and portfolio of each Acquiring Fund. The principal risks associated with an investment in the shares of an Acquiring Fund and its corresponding Acquired Fund are substantially similar, except that each Acquiring Fund is subject to certain principal risks specific to operating as an ETF, as summarized below. There are certain other differences between the risks of each Acquiring Fund and its corresponding Acquired Fund, as described in the section entitled “Comparison of the Funds’ Risks” below.

●	Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

●	Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganizations affect my fees and expenses?

Following each Reorganization, the applicable Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of its corresponding Acquired Fund. Each Acquiring Fund employs a unitary fee structure pursuant to which VIA bears all operating expenses of the Fund, subject to limited exceptions. A comparison of the fees and expenses of the Acquired Funds and Acquiring Funds is provided in the section entitled, “Comparison of the Funds’ Fees and Expenses” below. Appendix E contains information regarding the Funds’ capital structures as of March 31, 2026.

What are the distribution arrangements for the Funds?

The Acquired Funds are distributed by Quasar Distributors, LLC. (the “Acquired Funds’ Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (dba ACA Group), and the Acquiring Funds will be distributed by VP Distributors, LLC (the “Acquiring Funds’ Distributor” and together the Acquired Funds’ Distributor, the “Distributors”). Each Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Acquiring Funds’ Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Funds on an agency basis. The Acquiring Funds’ Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Acquiring Funds’ Distributor has no role in determining the investment policies of the Acquiring Funds or the securities that are purchased or sold by the Acquiring Funds.

With respect to each Acquiring Fund, the Acquiring Fund Trust has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (“Acquiring Funds’ 12b-1 Plan”). Under the Acquiring Funds’ 12b-1 Plan, each Acquiring Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Acquiring Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. There are no current plans to impose these fees by either Acquiring Fund.

The Acquired Fund Trust has adopted Shareholder Services Plans and/or Distribution and Shareholder Services Plans with respect to certain classes of shares of the Acquired Funds. For more information regarding the Acquired Funds’ distribution arrangements, you may refer to the applicable Acquired Fund prospectus incorporated by reference to this Proxy Statement and Prospectus under the section entitled “Shareholder Information – Distribution of Fund Shares.”

Appendix C to this Proxy Statement and Prospectus contains additional information regarding to the Acquiring Funds’ distribution arrangements under the section entitled “Shareholder Information – Distribution of Fund Shares.”

What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Funds and the Acquiring Funds have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the applicable Acquired Fund prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the sections of the Shareholder Information section entitled “How to Buy Shares,” “Purchasing Shares by Mail,” “Purchasing Shares by Telephone,” “Purchasing Shares by Wire,” “Automatic Investment Plan,” “Retirement Accounts,” “Purchasing and Selling Shares through a Broker,” “Exchange Privilege,” “Converting Shares,” “How to Sell Shares,” “In Writing,” “By Telephone,” “Payment of Redemption Proceeds,” “Redemption ‘In-Kind,’” “Signature Guarantees,” and “Other Information about Redemptions” for the procedures applicable to purchases, exchanges and redemptions of the shares of the Acquired Funds. Appendix C to this combined Proxy Statement and Prospectus contains additional information relating to the purchase and redemption of shares of the Acquiring Funds under the “Shareholder Information” section. The Acquiring Funds do not have exchange privileges.

Acquiring Funds

Shares of an Acquiring Fund would only be able to be acquired or redeemed directly from the Acquiring Fund at NAV only in Creation Units or multiples thereof. Individual shares of an Acquiring Fund would only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of an Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market. Recent information, including information about an Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at www.virtusetfs.com.

Shares of an Acquiring Fund would be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund Trust would not impose any minimum investment for shares of an Acquiring Fund purchased on an exchange. Buying or selling an Acquiring Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of an Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of an Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.

Each Acquiring Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Funds Board”) has not adopted a policy of monitoring for frequent purchases and redemptions of Acquiring Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of an Acquiring Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”). The Acquiring Fund Trust believes this is appropriate because ETFs, such as the Acquiring Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Acquiring Fund Shares remains at or close to NAV. Since each Acquiring Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and each Acquiring Fund’s shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Acquired Funds

Shares of the Acquired Funds may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Acquired Funds to receive purchase orders. In addition, you may sell (redeem) your Acquired Fund shares on any day the Acquired Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary. For more information, please refer to the sections of the applicable Acquired Funds Prospectus entitled “Shareholder Information – How To Buy Shares” and “Shareholder Information – How To Sell Shares.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s adviser and/or the Fund’s distributor may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In connection with the Reorganizations, effective upon the first business day of the month following shareholder approval of the applicable Reorganization, the following Acquired Fund fees will be waived: (i) the redemption fee on purchases of Investor Class and Institutional Class shares; and (ii) the 12b-1 fees on purchases of the Investor Class share.

How do I vote my shares?

You can vote in any of the following ways:

●	Through the Internet by logging on to the website indicated on your proxy card(s);
●	By calling the toll-free phone number on your proxy card(s);
●	By mailing the enclosed proxy card(s) (each, a “Proxy”) after signing and dating; or
●	By attending the Meeting in person.

You are encouraged to follow the instructions on your proxy card(s) to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read the accompanying combined Proxy Statement and Prospectus before you vote.

Shareholders of each Acquired Fund will vote separately on each Reorganization as it relates to the Acquired Fund. A Reorganization will be effected for an Acquired Fund only if approved by shareholders of such Acquired Fund. Neither Reorganization is contingent on the other. The accompanying combined Proxy Statement and Prospectus describes the Reorganizations in more detail and provides certain comparative information pertaining to each Acquired Fund and its corresponding Acquiring Fund for your evaluation.

The proposal is similar for each Acquired Fund. You are being asked to vote separately on the Reorganization with respect to the Acquired Fund(s) that you own. If you are a shareholder of more than one Acquired Fund or of an Acquired Fund in more than one account, you will receive more than one proxy card. You should vote each card received.

If the accompanying proxy card(s) for an Acquired Fund are properly executed and returned in time, or are submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Acquired Fund represented by it in accordance with the instructions marked thereon. Properly executed, but unmarked proxy cards submitted by shareholders will be voted FOR the proposal set forth in the Notice and described in this combined Proxy Statement and Prospectus.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund Trust, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting.

What is the deadline for submitting my vote?

Please vote as soon as possible to help the applicable Acquired Fund receive enough votes to act on the proposal. If you do not plan to vote at the Meeting, your vote must be received by the relevant Acquired Fund(s) prior to 11:59 p.m., Eastern Time, on July 28, 2026.

Who should I call if I have questions?

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the proxy solicitor, Broadridge Financial Solutions, Inc. at (866) 779-5478.

What are the quorum and approval requirements for the Reorganization?

Except when a larger quorum is required by law, the Acquired Fund Trust’s Bylaws or Declaration of Trust, one-third of the shares entitled to vote shall constitute a quorum at the Meeting. Quorum applies and is calculated separately for each Acquired Fund.

Shareholders of each Acquired Fund will vote separately on the proposed Reorganization of their respective Acquired Fund, and a Reorganization will be effected as to a particular Acquired Fund only if that Acquired Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. The consummation of each Reorganization is not contingent upon approval of the other Reorganization.

Approval of a Reorganization by the shareholders of an Acquired Fund requires the approval of the holders of a “majority of the outstanding voting securities” of the Acquired Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of a Reorganization. Accordingly, abstentions effectively will be a vote against a Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of a Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganizations are considered non-routine under the rules of the New York Stock Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Meeting, it is not expected that there will be any broker non-votes in connection with the Meeting.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled meeting date?

The Meeting may be adjourned or postponed from time to time in accordance with the Acquired Fund Trust’s Bylaws by a majority of the votes properly cast on the proposal, whether or not a quorum is present. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to an Acquired Fund to allow for further solicitation of votes in accordance with the Acquired Fund Trust’s Bylaws. The persons named as proxies will vote those shares that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast and the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Can shareholders submit proposals for a future shareholder meeting?

The Funds are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law or a Fund’s governing documents. Shareholders who would like to submit proposals for consideration at future shareholder meetings of an Acquired Fund (in the event the applicable Reorganization is not completed) should send written proposals to the AMP Secretary c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Shareholders who would like to submit proposals for consideration at future shareholder meetings of an Acquiring Fund should send written proposals to Secretary of Virtus ETF Trust II at 1301 Avenue of the Americas, 14th Floor, New York, NY 10019. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

What happens if a Reorganization is not approved by the Acquired Fund’s shareholders?

If a Reorganization is not approved by shareholders of an Acquired Fund, the applicable Acquired Fund will continue in existence and the Acquired Funds Board will consider alternative actions for such Fund.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of the Funds’ Risks

The risks associated with an investment in each Acquired Fund and its corresponding Acquiring Fund are substantially similar, except that, as a shareholder of an Acquiring Fund you would be subject to risks related to the Acquiring Fund’s ETF structure. There are certain other differences between the risk disclosures for each Acquiring Fund and those of the corresponding Acquired Fund, as indicated below. For example, the Acquiring Funds disclose a separate Issuer Risk while the Acquired Funds do not as they believe the risk is included in other disclosed risk factors. However, any differences in the disclosure or description of such risks are not expected to result in or reflect any material differences in how each Acquired Fund is currently managed compared to how its corresponding Acquiring Fund will be managed. For example, an Acquired Fund and its corresponding Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund. In the below discussion, the risks for each Acquired Fund and Acquiring Fund are identified in alphabetical order, and not in the order of importance or potential exposure, followed by a description of each principal risk of the Acquiring Funds.

Name of Risk	Growth Fund Reorganization		Genea Fund Reorganization
	Zevenbergen Growth Fund	Virtus Zevenbergen Innovative Growth ETF	Zevenbergen Genea Fund	Virtus Zevenbergen Discovery Growth ETF
ADR Risk/ Depositary Receipts Risk	●	●	●	●
Equity Securities and Market Risk/ Equity Securities Risk	●	●	●	●
ETF Risks		●		●
Foreign Securities and Companies Risk/ Foreign Securities Risk	●	●	●	●
Growth Stock Risk	●	●	●	●
Initial Public Offering (“IPO”) Risk / IPOs and Unseasoned Companies Risk	●	●	●	●
Issuer Risk		●		●
Large-Capitalization Companies Risk	●	●	●	●
Limited Number of Holdings Risk		●		●
Management Risk	●	●	●	●
Market Risk	●	●	●	●
Non-Diversification Risk/ Non-Diversified Fund Risk	●	●	●	●
Sector Emphasis Risk./ Sector Focus Risk	●	●	●	●
● Consumer Discretionary Sector Risk	●	●	●	●
● Information Technology Sector Risk	●	●	●	●
Small- and Mid-Capitalization Companies Risk./ Small- and Mid-Capitalization Stock Risk	●	●	●	●

Description of Principal Risks of the Acquiring Funds: For purposes of the following, references to the “Fund” refer to the applicable Acquiring Fund(s) indicated in the chart above.

Depositary Receipts Risk. Changes in foreign currency exchange rates will affect the value of depositary receipts, including ADRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the ADR will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the ADR.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, which results in holders of common stock being subject to more risks than holders of preferred stocks or debt instruments of such issuers in the event of bankruptcy of such issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

●	Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

●	Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

●	Cash Transactions Risk. Based on the nature of the Fund’s investments, the Fund expects that creations and redemptions may, at times, be affected primarily or entirely for cash, rather than primarily for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that generally distributes portfolio securities entirely in-kind. Additionally, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of creation units.

●	Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

●	No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

●	Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Foreign Securities Risk. Having exposure to securities of foreign issuers subjects the Fund to risks not usually associated with having exposure to securities of U.S. issuers, including tariff and global trade restrictions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Having exposure to foreign securities also involves the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments which could affect such securities. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Having exposure to foreign markets also involves currency risk, which is the risk that the values of securities denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Growth Stocks Risk. The Fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

Initial Public Offering (“IPO”) Risk. The Fund may invest in IPOs. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund’s adviser cannot guarantee continued access to IPOs.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Large-Capitalization Companies Risk. Securities of large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Number of Holdings Risk. Because the Fund holds a more limited number of securities, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by a sub-adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that a sub-adviser’s judgments about the attractiveness or value of particular investments will be correct or produce the desired results. If a sub-adviser fails to accurately judge potential investments, the Share price may be adversely affected.

Market Risk. The value of securities to which the Fund has exposure may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those to which the Fund has exposure) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine, and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, economic crisis, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

●	Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by changes in the worldwide economy, interest rates, consumer confidence, demographics and consumer preferences. Companies in the consumer discretionary sector also depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

●	Information Technology Sector Risk. To the extent the Fund focuses its investments on information technology, it may be subject to increased risk and volatility. Risks affecting companies in the information technology sector include competition from new and existing companies, limited operating histories and management experience, patent and other intellectual property considerations and the commercial non-viability or rapid obsolescence of equipment, products or services.

Small- and Mid-Capitalization Stock Risk. Investing in the securities of small- and medium- capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small- and medium- capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small- and medium- capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small- and medium- capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small- and medium- capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small- and medium- capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Please refer to Appendix B to this combined Proxy Statement and Prospectus and/or the SAI for more information regarding additional risks applicable to the Acquiring Funds.

Comparison of the Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses of the Acquired Funds in the tables appearing below are based on the expenses paid by each Acquired Fund as of December 31, 2025 (the end of the Acquired Funds’ most recently completed semi-annual period). The tables show the pro forma expenses of each combined Acquiring Fund after giving effect to the respective Reorganization, based on pro forma net assets as of December 31, 2025, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganizations. Only pro forma combined fees and expenses information is provided for the Acquiring Funds because each Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, each Reorganization is expected to result in lower total annual operating expenses for shareholders of each Acquired Fund. However, pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

Acquired Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from a Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay fees other than the fees and expenses of a Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Growth Fund Reorganization

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund		Pro-Forma Acquiring Fund
	Investor Class	Institutional Class	ETF Shares
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund		Pro-Forma Acquiring Fund
	Investor Class	Institutional Class	ETF Shares
Management Fees	0.80%	0.80%	0.80%	(2)
Distribution and Service (Rule 12b-1) Fees	0.25%	None	None
Other Expenses	0.41%	0.36%	0.00%	(3)
Shareholder Servicing Fees	0.15%	0.10%
Remainder of Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses(1)	1.46%	1.16%	0.80%
Less: Fee Waiver and/or Expense Reimbursement (1)	-0.16%	-0.16%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.30%	1.00%	0.75%	(4)

(1)	With respect to the Acquired Fund only, ZCI has contractually agreed to waive a portion or all of its management fees and pay Acquired Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Acquired Fund’s Investor Class and Institutional Class shares, respectively (each, an “Expense Cap”). Each Expense Cap will remain in effect through at least October 31, 2026, and may be terminated only by the Advisor Managed Portfolios (the “Trust”) Board of Trustees (the “Board”). ZCI may request recoupment from the Acquired Fund of previously waived fees and paid expenses of the Fund and the predecessor fund (prior to January 19, 2024, the Acquired Fund was a series of Trust for Advised Portfolios ) for up to three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Acquired Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap at the time such amounts were waived or paid, and (2) the Acquired Fund’s Expense Cap at the time of the recoupment. After the Reorganization, ZCI will not be able to recoup the fees and expenses addressed in this section from the Acquired Fund or the Acquiring Fund.

(2)	The management fee is structured as a “unified fee,” out of which the Acquiring Fund’s Adviser pays all of the ordinary operating expenses of the Acquiring Fund, except for the following expenses, each of which is paid by the Acquiring Fund: the Acquiring Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Acquiring Fund.

(3)	“Other Expenses” of the Acquiring Fund have been estimated for the current fiscal year.

(4)	The Acquiring Fund’s investment adviser, VIA has contractually agreed to waive a portion of the Acquiring Fund’s management fee equal to 0.05% of the Acquiring Fund’s average daily net assets through at least June 15, 2027, which will have the effect of reducing the Acquiring Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Genea Fund Reorganization

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund		Pro-Forma Acquiring Fund
	Investor Class	Institutional Class	ETF Shares
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund		Pro-Forma Acquiring Fund
	Investor Class	Institutional Class	ETF Shares
Management Fees	0.80%	0.80%	0.80%	(2)
Distribution and Service (Rule 12b-1) Fees	0.25%	None	None
Other Expenses	0.60%	0.55%	0.00%	(3)
Shareholder Servicing Fees	0.15%	0.10%
Remainder of Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses (1)	1.65%	1.35%	0.80%
Less: Fee Waiver and/or Expense Reimbursement (1)	-0.35%	-0.35%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.30%	1.00%	0.75%	(4)

(1)	With respect to the Acquired Fund only, ZCI has contractually agreed to waive a portion or all of its management fees and pay Acquired Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Acquired Fund’s Investor Class and Institutional Class shares, respectively (each, an “Expense Cap”). Each Expense Caps will remain in effect through at least October 31, 2026, and may be terminated only by the Trust’s Board of Trustees (the “Board”). ZCI may request recoupment from the Fund of previously waived fees and paid expenses of the Fund and the predecessor fund (prior to January 19, 2024, the Acquired Fund was a series of Trust for Advised Portfolios) for up to three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Acquired Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap at the time such amounts were waived or paid, and (2) the Acquired Fund’s Expense Cap at the time of the recoupment. After the Reorganization, ZCI will not be able to recoup the fees and expenses addressed in this section from the Acquired Fund or the Acquiring Fund.

(2)	The management fee is structured as a “unified fee,” out of which the Acquiring Fund’s Adviser pays all of the ordinary operating expenses of the Acquiring Fund, except for the following expenses, each of which is paid by the Acquiring Fund: the Acquiring Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Acquiring Fund.

(3)	“Other Expenses” of the Acquiring Fund have been estimated for the current fiscal year.

(4)	The Acquiring Fund’s investment adviser, VIA has contractually agreed to waive a portion of the Acquiring Fund’s management fee equal to 0.05% of the Acquiring Fund’s average daily net assets through at least June 15, 2027, which will have the effect of reducing the Acquiring Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Expense Examples

These examples are intended to help you compare the cost of investing in each Acquiring Fund with the cost of investing in the corresponding Acquired Fund. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same (taking into account the Expense Caps and/or expense limitation agreement only in the first year of each period). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Growth Fund Reorganization

Acquired Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 132	$ 446	$ 782	$ 1,733
Institutional Class	$ 102	$ 357	$ 623	$ 1,395
Pro Forma -- Acquiring Fund	$ 79	$ 257	$ 451	$ 1,011

Genea Fund Reorganization

Acquired Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 132	$ 496	$ 864	$ 1,925
Institutional Class	$ 102	$ 393	$ 706	$ 1,593
Pro Forma -- Acquiring Fund	$ 79	$ 257	$ 451	$ 1,011

Comparison of the Funds’ Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Funds have not yet commenced operations, no portfolio turnover rate is available for the Acquiring Funds.

For the fiscal period ended December 31, 2025, the portfolio turnover rate for the Zevenbergen Growth Fund and the Zevenbergen Genea Fund was 15.99% and 7.07%, respectively, of the average value of its portfolio.

Comparison of the Funds’ Investment Objectives, Strategies, Advisers and Portfolio Managers

The following compares the investment objectives, principal investment strategies, advisers and portfolio managers of each Acquired Fund and its corresponding Acquiring Fund. Further information about each Acquired Fund’s investment objectives and strategies are contained in prospectuses and statement of additional information of the Acquired Funds, which are on file with the SEC. The prospectus of the Acquired Funds is also incorporated herein by reference.

Growth Fund Reorganization

Zevenbergen Growth Fund and Virtus Zevenbergen Innovative Growth ETF have an identical investment objective, and substantially similar principal investment strategies.

Investment Objectives: Both Funds seek long-term capital appreciation.

Each Fund’s investment objective may be changed by the Acquiring Funds Board without shareholder approval, but no change is anticipated. If the Acquiring Fund’s investment objective changes, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the change.

Principal Investment Strategies:

The Acquiring Fund and Acquired Fund have substantially similar principal investment strategies. Any differences between the description of the Fund’s principal investment strategies are not anticipated to reflect a material difference in the manner in which the Acquiring Fund will be managed and the Acquired Fund is currently managed.

The principal investment strategies of each Fund are as follows:

Acquired Fund Zevenbergen Growth Fund	Acquiring Fund Virtus Zevenbergen Innovative Growth
Investment Objective
The Fund seeks long-term capital appreciation.	Same.

Acquired Fund Zevenbergen Growth Fund	Acquiring Fund Virtus Zevenbergen Innovative Growth
Principal Investment Strategies
The Fund seeks to invest in U.S.-traded equity securities of companies that exhibit, or have the potential to exhibit, high sustainable growth for sales, earnings, and free cash flow.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. innovative growth companies and other U.S.-traded equity securities of innovative growth companies.
The Advisor’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns.	As of the date of this prospectus, the Fund’s subadviser, Zevenbergen Capital Investments LLC (“ZCI”), considers innovative growth companies to be those companies that have higher-than-average revenue, earnings or cash flow growth potential, which may be attributable to their proprietary technology, novel business models, product differentiation, unique distribution advantages or other differentiating factors that ZCI believes create durable competitive advantages. This will typically be achieved through a moderately concentrated portfolio of 30–50 holdings at a time.
The Advisor applies a bottom-up stock selection process, emphasizing companies with established or improving competitive advantages, large addressable customer bases, and management teams aligned with long-term shareholder interests.	ZCI applies a research intensive, bottom-up stock selection process (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles).
The Fund’s portfolio generally will contain 30-50 stocks of any market capitalization across several sectors.	The Fund’s portfolio generally will contain 30-50 stocks of any market capitalization across several sectors.
The Fund may invest in initial public offerings (“IPOs”) and other equities new to the public markets, including direct listings by organizations, as a method of initial access to public markets.	The Fund may invest in initial public offerings (“IPOs”) and other equities new to the public markets, including direct listings by organizations, as a method of initial access to public markets.
Under normal circumstances, the Fund will invest in equity securities, primarily common stocks, of small-, medium-, and large- capitalization issuers.
The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depositary Receipts (“ADRs”).	The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depositary Receipts (“ADRs”).
In determining whether an issuer is foreign, the Advisor will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances as determined by the Advisor.	In determining whether an issuer is foreign, ZCI will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances as determined by ZCI.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.	The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors.	In addition, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.

Acquired Fund Zevenbergen Growth Fund	Acquiring Fund Virtus Zevenbergen Innovative Growth
The Fund currently has significant exposure within each of the consumer discretionary and information technology sectors.	As of March 31, 2026, the Fund focused its investments in the Consumer Discretionary and Information Technology sectors.
The Advisor employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.
Investment Adviser
Zevenbergen Capital Investments LLC (“ZCI”)	Virtus Investment Advisers, LLC
Investment Sub-Adviser
None	Zevenbergen Capital Investments LLC (“ZCI”)
Portfolio Managers
The following employees of ZCI are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	Same

● Nancy Zevenbergen, CFA

Ms. Zevenbergen established ZCI in 1987, creating a responsive, research-focused investment firm. Prior to founding the firm, she was a Portfolio Manager and Research Analyst for Rainier National Bank for six years. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. Currently, Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a strong commitment to original research. She graduated from the University of Washington, earning a BA in Business Administration with a concentration in Finance, is a CFA charterholder and a member of both the CFA Institute and the CFA Society of Seattle. Additionally, Ms. Zevenbergen serves as an Independent Trustee of the Smead Funds Trust.

●       Joseph Dennison, CFA

Mr. Dennison joined ZCI in 2011 and serves as a Portfolio Manager on the firm’s portfolio management team. He is responsible for implementing ZCI’s investment strategies through security selection and asset allocation decisions. In addition, he supports client communications and business development by acting as a key advocate for the firm and its investment approach. Prior responsibilities at ZCI have included equity trading and various foundational operations roles. Prior to joining the firm, Mr. Dennison worked for Seattle’s largest public defender, as well as serving as Grant Awards & Investment Associate for Anduin Foundation. He received his BA in Political Science from Yale University. Mr. Dennison is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

Acquired Fund Zevenbergen Growth Fund	Acquiring Fund Virtus Zevenbergen Innovative Growth

●       Anthony Zackery, CFA

Mr. Zackery joined ZCI in 2011 and serves as a Portfolio Manager on the firm’s investment team. He is responsible for implementing ZCI’s investment strategy through security selection and asset allocation decisions. In addition, he supports client communications and business development by acting as a key advocate for the firm and its investment approach. Prior responsibilities at ZCI have included trading and foundational operations roles. Before joining ZCI, Mr. Zackery worked as a Credit Analyst for Banner Bank, where he evaluated the creditworthiness of existing and prospective bank clients. He graduated magna cum laude with a BA in Business Administration, finance concentration, and minor in economics from Western Washington University, where he was a Presidential Scholar. He currently serves as an advisory board member to the Western Washington University College of Business and Economics Investment Management and Scholarship Endowment Fund. Mr. Zackery is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

Genea Fund Reorganization

Zevenbergen Genea Fund and Virtus Zevenbergen Discovery Growth ETF have an identical investment objective, and substantially similar principal investment strategies.

Investment Objectives: Both Funds seek long-term capital appreciation.

Each Fund’s investment objective may be changed by the Acquiring Funds Board without shareholder approval, but no change is anticipated. If the Acquiring Fund’s investment objective changes, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the change.

Principal Investment Strategies:

The Acquiring Fund and Acquired Fund have substantially similar principal investment strategies. Any differences between the description of the Fund’s principal investment strategies are not anticipated to reflect a material difference in the manner in which the Acquiring Fund will be managed and the Acquired Fund is currently managed.

The principal investment strategies of each Fund are as follows:

Acquired Fund Zevenbergen Genea Fund	Acquiring Fund Virtus Zevenbergen Discovery Growth ETF
The Fund seeks to invest in U.S.-traded equity securities of companies that exhibit, or have the potential to exhibit, high sustainable growth for sales, earnings, and free cash flow.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. discovery growth companies and other U.S.-traded equity securities of discovery growth companies.

The Advisor’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns.

As of the date of this prospectus, the Fund’s subadviser, Zevenbergen Capital Investments LLC (“ZCI”), considers discovery growth companies to be those companies that have higher-than-average revenue growth potential and are typically in earlier or more dynamic stages of their growth lifecycle, which may be attributable to the development and application of novel technologies to products, services or business operations, participation in industries undergoing significant technological transformation or other differentiating factors. This will typically be achieved through a concentrated portfolio of 20–40 holdings at a time.

Acquired Fund Zevenbergen Genea Fund	Acquiring Fund Virtus Zevenbergen Discovery Growth ETF
The Advisor applies a bottom-up stock selection process, emphasizing emerging companies in industries benefiting from technological advancements.	ZCI applies a research intensive, bottom-up stock selection process (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles).
Compared with the Growth Fund, the Genea Fund typically holds fewer positions across a more limited number of sectors.
The Fund’s portfolio generally will contain 20-40 stocks of any market capitalization.	The Fund’s portfolio generally will contain 20-40 stocks of any market capitalization.
The Fund may also invest in initial public offerings (“IPOs”) and other equities new to the public market, including direct listings by organizations, as a method of initial access to public markets.	The Fund may also invest in initial public offerings (“IPOs”) and other equities new to the public market, including direct listings by organizations, as a method of initial access to public markets.
Under normal circumstances, the Fund will invest in equity securities of small-, medium-, and large-capitalization issuers.

The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depository Receipts (“ADRs”).

The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depository Receipts (“ADRs”).
In determining whether an issuer is foreign, the Advisor will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Advisor.	In determining whether an issuer is foreign, ZCI will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by ZCI.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.	The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. The Fund currently has significant exposure within each of the consumer discretionary and information technology sectors.

In addition, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2026, the Fund focused its investments in the Consumer Discretionary and Information Technology sectors.
The Advisor employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.

Acquired Fund Zevenbergen Genea Fund	Acquiring Fund Virtus Zevenbergen Discovery Growth ETF
Investment Adviser
Zevenbergen Capital Investments LLC (“ZCI”)	Virtus Investment Advisers, LLC
Investment Sub-Advisor
None	Zevenbergen Capital Investments LLC (“ZCI”)
Portfolio Managers

The following employees of ZCI are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

●       Nancy Zevenbergen, CFA

Ms. Zevenbergen established ZCI in 1987, creating a responsive, research-focused investment firm. Prior to founding the firm, she was a Portfolio Manager and Research Analyst for Rainier National Bank for six years. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. Currently, Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a strong commitment to original research. She graduated from the University of Washington, earning a BA in Business Administration with a concentration in Finance, is a CFA charterholder and a member of both the CFA Institute and the CFA Society of Seattle. Additionally, Ms. Zevenbergen serves as an Independent Trustee of the Smead Funds Trust.

●       Joseph Dennison, CFA

Mr. Dennison joined ZCI in 2011 and serves as a Portfolio Manager on the firm’s portfolio management team. He is responsible for implementing ZCI’s investment strategies through security selection and asset allocation decisions. In addition, he supports client communications and business development by acting as a key advocate for the firm and its investment approach. Prior responsibilities at ZCI have included equity trading and various foundational operations roles. Prior to joining the firm, Mr. Dennison worked for Seattle’s largest public defender, as well as serving as Grant Awards & Investment Associate for Anduin Foundation. He received his BA in Political Science from Yale University. Mr. Dennison is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

Same.

Acquired Fund Zevenbergen Genea Fund	Acquiring Fund Virtus Zevenbergen Discovery Growth ETF

●       Anthony Zackery, CFA

Mr. Zackery joined ZCI in 2011 and serves as a Portfolio Manager on the firm’s investment team. He is responsible for implementing ZCI’s investment strategy through security selection and asset allocation decisions. In addition, he supports client communications and business development by acting as a key advocate for the firm and its investment approach. Prior responsibilities at ZCI have included trading and foundational operations roles. Before joining ZCI, Mr. Zackery worked as a Credit Analyst for Banner Bank, where he evaluated the creditworthiness of existing and prospective bank clients. He graduated magna cum laude with a BA in Business Administration, finance concentration, and minor in economics from Western Washington University, where he was a Presidential Scholar. He currently serves as an advisory board member to the Western Washington University College of Business and Economics Investment Management and Scholarship Endowment Fund. Mr. Zackery is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

Comparison of the Funds’ Performance

Each Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganizations. Each Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of its corresponding Acquired Fund and continue the business of the Acquired Fund.

Subject to shareholder approval of each Reorganization, the Acquired Fund will be the “accounting survivor” after the Reorganization. This means that Virtus Zevenbergen Innovative Growth ETF will adopt the historical investment performance and returns of the Institutional Class Shares of the Zevenbergen Growth Fund and the Virtus Zevenbergen Discovery Growth ETF will adopt the historical investment performance and returns of the Institutional Class Shares of the Zevenbergen Genea Fund. The Acquired Fund’s past performance is not necessarily an indication of how the corresponding Acquiring Fund will perform in the future.

Zevenbergen Growth Fund

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s Institutional Class shares’ performance from year to year. Performance information shown prior to January 19, 2024 is for Zevenbergen Growth Fund, which was a series of the Trust for Advised Portfolios (the “Predecessor Fund”). The Acquired Fund has adopted the historical performance of the Predecessor Fund. The table below illustrates how the Fund’s average annual returns for the periods indicated compare with that of a broad-based index and a style-specific index. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

 Calendar Years Ended December 31

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 54.30% for the quarter ended 6/30/2020, and the lowest quarterly return was -40.64% for the quarter ended 6/30/22.

For the year-to-date period ended March 31, 2026, the Acquired Fund’s total return was -14.97%.

Average Annual Total Returns

For the Periods Ended December 31, 2025

Institutional Class	1 Year	5 Years	10 Years	Since Inception August 31, 2015

Return Before Taxes	10.26%	0.16%	15.74%	15.33%

Return After Taxes on Distributions	9.94%	0.01%	15.66%	15.25%

Return After Taxes on Distributions and Sale of Fund Shares	6.30%	0.11%	13.43%	13.09%

Investor Class
Return Before Taxes	9.95%	-0.14%	15.43%	15.01%

Russell 3000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	14.14%

Russell 3000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.45%	14.65%	17.62%	17.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Zevenbergen Genea Fund

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares’ performance from year to year. Performance information shown prior to January 19, 2024 is for Zevenbergen Genea Fund, which was a series of the Trust for Advised Portfolios (the “Predecessor Fund”). The table below illustrates how the Fund’s average annual returns for the periods indicated compare with that of a broad-based index and a style-specific index. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Calendar Years Ended December 31

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 62.07% for the quarter ended June 30, 2022, and the lowest quarterly return was -44.21% for the quarter ended June 30, 2022.

For the year-to-date period ended March 31, 2026, the Acquired Fund’s total return was -18.65%.

Average Annual Total Returns

For the Periods Ended December 31, 2025

Institutional Class	1 Year	5 Years	10 Years	Since Inception August 31, 2015

Return Before Taxes	15.99%	1.24%	18.90%	18.69%

Return After Taxes on Distributions	15.99%	1.24%	18.88%	18.68%

Return After Taxes on Distributions and Sale of Fund Shares	9.46%	0.95%	16.32%	16.18%

Investor Class
Return Before Taxes	15.60%	0.93%	18.56%	18.36%

Russell 3000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	14.14%

Russell 3000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.45%	14.65%	17.62%	17.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Comparison of the Funds’ Management

Each Acquired Fund is a series of the Acquired Fund Trust. The Acquired Fund Trust is governed by the Acquired Funds Board, which is responsible for overseeing the Acquired Funds. Each Acquiring Fund is a series of the Acquiring Fund Trust. The Acquiring Fund Trust is governed by the Acquiring Funds Board, which is responsible for overseeing all business activities of the Acquiring Funds. The Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust are the same.

Acquiring Funds’ Adviser

VIA, located at One Financial Plaza, Hartford, Connecticut 06103, upon the closing of the Reorganizations, will serve as the investment adviser to each Acquiring Fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2025, VIA had approximately $51.7 billion in assets under management.

VIA would be responsible for the oversight and management of all service providers to the Trust. VIA will engage ZCI as a sub-adviser to the Acquiring Funds

Adviser Compensation. VIA will receive a monthly advisory fee from the Virtus Zevenbergen Innovative Growth ETF and Virtus Zevenbergen Discovery Growth ETF at the annual rate of 0.80% and 0.80%, respectively, of the respective Fund’s average daily net assets. The advisory fee for each Fund is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, VIA will agree to pay all of the ordinary operating expenses of the Funds, except for the following expenses, each of which is paid by the respective Fund: the advisory fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the respective Fund.

The Acquiring Fund’s investment adviser, VIA has contractually agreed to waive a portion of the Acquiring Fund’s management fee equal to 0.05% of the Acquiring Fund’s average daily net assets through at least June 15, 2027, which will have the effect of reducing the Acquiring Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Manager of Managers Structure. The SEC has granted exemptive relief that permits VIA, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of each Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval. Under this structure, VIA has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by a Fund to be increased without shareholder approval, or change VIA’s obligations under the investment advisory agreement, including VIA’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

Acquiring Funds’ Sub- Adviser

Zevenbergen Capital Investments LLC (“ZCI”), located at 326 Admiral Way, Suite 200 Edmonds, WA 98020, upon the closing of the Reorganizations, will serve as each Fund’s sub-adviser and is an investment adviser registered with the SEC. It is a minority-owned affiliate of the VIA. The firm was established in 1987. As of December 31, 2025, ZCI managed $4.6 billion in assets under management and an additional $0.2 billion in model/emulation assets under contract. Model/emulation assets refer to assets that ZCI is under contract to deliver a model portfolio to and are not considered regulatory assets under management. ZCI specializes in aggressive growth-equity investment advisory services for separately managed portfolios and investment companies.

ZCI manages each Fund’s investments in accordance with the stated investment objective and policies of each Fund, subject to the oversight and supervision of VIA and the Board, and will oversee ZCI’s compliance with the terms and conditions of the SEC rule on which each Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. VIA also assists with: (a) non-advisory operations of the respective Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the respective Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the respective Fund’s records.

ZCI serves pursuant to a sub-advisory agreement with VIA, as approved by the Board. Each sub-adviser makes day-to-day investment decisions for each respective Fund and selects broker-dealers for executing portfolio transactions, subject to its best execution obligations and the Trust’s and the respective sub-adviser’s brokerage policies. VIA, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by each sub-adviser and will supervise each sub-adviser in the performance of its duties for each respective Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of each Fund’s prospectus and SAI, as supplemented from time to time.

Sub-Adviser Compensation. For services provided to each Fund, VIA or its affiliates will pay ZCI a fee, payable monthly in arrears, equal to 50% of the net advisory fee payable by the respective Fund to VIA for such month. For this purpose, the “net advisory fee” means the advisory fee paid by a Fund to VIA for investment advisory services under VIA’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under VIA’s unified fee arrangement. In the event that VIA waives all or a portion of its fee pursuant to an applicable waiver agreement, then the respective Sub-Adviser will waive its fee in the same proportion as VIA.

 Acquired Fund’s Adviser

ZCI serves as the investment adviser to each Acquired Fund and had entered into an advisory agreement with Advisor Managed Portfolios, on behalf of the Acquired Funds. ZCI is responsible for the day-to-day management of the Acquired Funds in accordance with each Fund’s investment objective and policies. ZCI provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. During the fiscal year ended June 30, 2025, each Acquired Fund paid ZCI, who was serving as investment adviser to the Acquired Funds, a management fee equal to 0.80% of the Fund’s average daily net assets. For the year ended June 30, 2025, the ZCI received an aggregate fee of 0.64%, after fee waivers, for its services to the Zevenbergen Growth Fund and received an aggregate fee of 0.45%, after fee waivers, for its services to the Zevenbergen Genea Fund.

Disclosure Regarding Advisory and Sub-Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for each Acquired Fund will be available in the Acquired Fund’s reports filed on Form N-CSR for the period ended December 31, 2025. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

With the exception of the pledging policy, the fundamental investment policies of each Acquired Fund and its corresponding Acquiring Fund are substantially similar. Each Fund is non-diversified.

	Acquired Funds	Acquiring Funds
General	Each Acquired Fund has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Acquiring Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Borrowing	Each Acquired Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	Each Acquiring Fund may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act.
Underwriting	Each Acquired Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	Each Acquiring Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.
Loans

Each Acquired Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Each Acquiring Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets.

	Acquired Funds	Acquiring Funds
Senior Securities

Each Acquired Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Each Acquiring Fund may not issue senior securities, except as permitted by the 1940 Act.
Real Estate

Each Acquired Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Each Acquiring Fund may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities).
Commodities

Each Acquired Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Each Acquiring Fund may not invest in commodities.
Industry Concentration	Each Acquired Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)	Each Acquiring Fund may not invest more than 25% of its total assets in any particular industry or group of industries.
Pledging	No similar restriction.	Each Acquiring Fund may not pledge, mortgage or hypothecate its assets.

Acquired Funds’ Non-Fundamental Investment Policies

The Acquired Funds observe the following policy, which is not fundamental and may be changed without shareholder approval:

(1) The Fund may not invest in derivatives (excluding certain currency and interest rate hedging transactions).

Additional Information About the Acquired Funds’ Investment Policies and Limitations

The following provides additional information about the Funds’ fundamental investment policies. This information does not form part of the Funds’ fundamental investment policies.

With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a fund to borrow money in amounts of up to 33 ⅓% of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing, especially when used for leverage (i.e., to increase a fund’s investment portfolio), may cause the value of a fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy will be interpreted to permit the Funds to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. A Fund may elect to treat reverse repurchase agreements as (i) borrowings subject to the asset coverage requirements of Section 18 of the 1940 Act or (ii) derivatives transactions for purposes of Rule 18f-4 under the 1940 Act including, as applicable, the value-at-risk (“VaR”) based limit on leverage risk. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.

With respect to the fundamental policy relating to underwriting, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one- third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Advisor believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain types of transactions involve a commitment by a fund to deliver money or securities in the future, including transactions in when- issued, forward settling, and non-standard settlement cycle securities. Such transactions would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction), provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 under the 1940 Act. The policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. While the policy above reserves the right of the Funds to invest in commodities and commodity related contracts as a matter of fundamental policy, the Funds do not currently invest in commodities or derivative contracts related to physical commodities as a principal or non-principal investment strategy. If the Funds determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.

With respect to the fundamental policy relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has stated that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry or group of industries. The policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry or group of industries. The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries or a group of industries. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry or group of industries under the policy. When identifying industries or a group of industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. Generally, the Funds will consider FTSE Russell’s subsector classification group when determining each Fund’s industry concentration for the purposes of this fundamental policy. When determining compliance with its concentration policy, the Funds will consider the investments of any underlying investment companies in which the Funds invest to the extent the Funds have sufficient information about the holdings of such underlying investment companies.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Acquiring Funds’ Non-Fundamental Investment Policies

The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

(1)       purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)       make investments for the purpose of exercising control or management over a portfolio company;

(3)       invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)       invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)       purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

Additional Information About the Acquiring Funds’ Investment Policies and Limitations

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, a Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if a Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) any loan in which a Fund invests will be considered an investment in the industry in which the underlying borrower of the loan is included.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by a Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

Comparison of the Funds’ Income and Capital Gain Distribution Policies

The distribution policies of the Acquired Funds are the same as their corresponding Acquiring Funds with respect to the timing of distributions. Each Fund’s policy is to make any distributions of dividends and capital gains, if any, at least annually.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Funds have not yet commenced operations, shareholder reports are not available.

The Acquired Funds’ prospectuses are incorporated herein by reference and are legally deemed to be part of this combined Proxy Statement and Prospectus. A copy of each applicable Acquired Fund prospectus is available upon request from the Acquired Fund, free of charge.

The SAI also is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus. The Acquired Funds’ statement of additional information is available upon request.

To the extent available, the applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling toll-free at (888) 383-0553, (ii) accessing the documents at the Funds’ website at www.virtusetfs.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

INFORMATION ABOUT THE REORGANIZATIONS

 Reasons for the Reorganizations

After careful consideration of factors deemed relevant to ZCI, including the potential impact of each Reorganization on different subsets of each Acquired Fund’s shareholders, ZCI proposed to the Acquired Funds Board, at a meeting held December 4, 2025, that each Acquired Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which ZCI believes will better serve the interests of shareholders. In addition, ZCI believes that the Reorganizations present attractive opportunities for growth for the Acquired Funds as Acquiring Funds in light of their expected positioning as ETFs within their respective investment categories, and are intended to expand ZCI’s ability to deliver more of its investment capabilities in the ETF vehicle. ZCI believes that there is the potential for enhanced growth for the Acquired Funds as Acquiring Funds based on ZCI’s assessment of the ETF market for these strategies, taking into account, among other factors, peers, trends and demands in their respective investment categories, and the benefits of such growth, such as the potential for cost savings from economies of scale. ZCI also believes that reorganizing the Acquired Funds into the Acquiring Fund Trust will provide increased scale and access to a larger distribution platform.

Following each Reorganization, the applicable Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of its corresponding Acquired Fund. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

Current shareholders of each class of the Acquired Funds also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the Acquiring Funds may operate with less cash and incur lower transaction costs than its corresponding Acquired Fund.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Funds may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Funds. However, shareholders may bear certain costs with respect to buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Funds. Shareholders of an Acquired Fund can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of an Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of an Acquiring Fund. Currently, the Acquired Funds only provide periodic disclosure of their complete portfolio holdings. Following the Reorganizations, however, each Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Funds, will be found on each Acquiring Fund’s website.

At a meeting held December 4, 2025, the Acquired Funds Board considered the Reorganizations proposed by ZCI and approved each Reorganization and Plan with respect to each Acquired Fund. In considering each Reorganization and Plan, the Acquired Funds Board requested and considered information from the officers of the Acquired Fund Trusts, and representatives of ZCI regarding the Reorganizations, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of each Acquired Fund and the corresponding Acquiring Fund; (2) a comparison of the fees and expenses of each Acquired Fund and its corresponding Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Funds; (4) the management and business of ZCI, VIA and its affiliates; (5) the impact of the Reorganizations on the Acquired Funds and shareholders of the Acquired Funds, including different subsets of Acquired Fund Shareholders; and (6) the specific terms of the Plan.

In approving each Reorganization and the Plan with respect to each Acquired Fund and recommending that Acquired Fund Shareholders vote to approve the Reorganizations, the Acquired Funds Board, which is comprised solely of Independent Trustees, unanimously determined with respect to each Acquired Fund that (i) participation in the Reorganization is in the best interest of the Acquired Fund, and (ii) the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Board’s determinations on behalf of each Acquired Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

In making these determinations, the Acquired Funds Board, including all of the Independent Trustees, with the assistance of independent legal counsel, carefully considered and weighed various factors, including the potential benefits and costs of each Reorganization to the shareholders of each Acquired Fund. These considerations included the following:

●	With respect to the Growth Fund Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar principal investment strategies and fundamental investment policies.

●	With respect to the Genea Fund Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar principal investment strategies and fundamental investment policies.

●	The risks associated with owning shares of an Acquiring Fund are substantially similar to the risks associated with owning shares of the corresponding Acquired Fund, with some exceptions discussed, including risks specific to ETFs.

●	Shareholders of each class of each Acquired Fund can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the corresponding Acquiring Fund after the Reorganization, as each Acquiring Fund will have a unitary management fee structure and the contractual management fee rate for each Acquiring Fund is lower than that of the corresponding Acquired Fund. The Acquired Funds Board also considered that under the unitary fee structure, VIA bears all operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Acquired Funds Board considered that prior to the Reorganization the share classes for each Acquired Fund will be combined so that only the institutional class remains for each Acquired Fund.

●	ZCI does not anticipate that the Reorganization will result in any decline in the nature, quality and extent of services from that which has historically been provided to each Acquired Fund. The same individuals currently responsible for the day-to-day portfolio management of the Acquired Funds will be responsible for the day-to-day portfolio management of the Acquiring Funds.

●

With respect to each Reorganization, VIA or its affiliates will pay the costs associated with the Reorganization whether or not any Reorganization is consummated.

The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Acquired Fund Trust is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the Proxy Statement and Prospectus contained therein) and any supplements to the Acquired Funds’ current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding shareholders’ meetings.

Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from an Acquired Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Acquired Fund. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the applicable Acquired Fund or the corresponding Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

●	ZCI’s view that, because of the Acquired Funds’ current and Acquiring Funds’ expected trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Funds’ trading patterns in a way that would be harmful to the Funds or their shareholders.

●	Shareholders of an Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of an Acquiring Fund, and if a shareholder does not hold their shares of an Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the aggregate NAV of their Acquired Fund Shares. If a shareholder holds shares of an Acquired Fund through a Fund Direct IRA or Coverdell Savings Account and does not take action prior to the Reorganization, the shareholder will not receive shares of the corresponding Acquiring Fund, the shareholder’s position will be liquidated at the time of the Reorganization and the shareholder will receive a cash distribution equal in value to the NAV of the shareholder’s mutual fund shares. Alternatively, if a shareholder holds their shares of an Acquired Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in an Acquired Fund to a different investment option prior to a Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees considered the estimated number of current shareholders for each Acquired Fund that may not be eligible to receive an Acquiring Fund share as part of this Reorganization and the potential impact on such shareholders. The Trustees also considered that VIA and ZCI have implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganizations. As part of this communications plan, VIA and ZCI will engage with Acquired Fund Shareholders on the potential implications of the Reorganizations, including the need to have a brokerage account in place prior to the Reorganization.

●	Each Reorganization is intended to be a tax-free reorganization.

●	Shares of an Acquiring Fund and, in some cases, cash for fractional shares, that would be received by the shareholders of an Acquired Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Acquired Fund as of the Closing Date of the Reorganization, as determined using the valuation procedures of the Acquired Fund Trust.

●	The Acquiring Funds do not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Funds, in which case, the cash payment may be taxable.

●	The alternatives available for shareholders of each Acquired Fund, including the ability to redeem their shares of the Acquired Fund prior to the Reorganization without being subject to any Fund-imposed fees.

●	Current shareholders of Acquired Funds are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. In addition, reorganizing the Acquired Funds into the Acquiring Fund Trust is expected to provide increased scale and access to a larger distribution platform.

●	Current shareholders of each Acquired Fund would have the opportunity to vote on the Reorganization and may also redeem their shares before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus.

●	Potential benefits to VIA and ZCI in expanding its ETF line-up and potential conflicts of interest around such benefits.

●	The unitary management fee rate was set at a level to anticipate economies of scale at lower asset levels before economies of scale are achieved (if ever). The Acquired Funds Board also considered that the unitary management fee structure inherently reflects certain economies of scale because the management fee rate is fixed at a competitive level over the contract period and therefore the management fee rate paid by the Acquiring Funds will not increase in the future even if an Acquiring Fund’s operating costs rise and assets remain flat or decrease. The Acquired Funds Board also considered that increases in an Acquiring Fund’s assets would not lead to a reduction to the unitary management fee rate paid by the Acquiring Fund in the future even if economies of scale were achieved.

Based upon their evaluation of the factors and information deemed relevant to the Acquired Funds Board but without identifying any single factor as all-important or controlling, and in light of its fiduciary duties under federal and state law, the Acquired Funds Board unanimously approved each Reorganization and the Plan and recommended that shareholders of each Acquired Fund vote to approve each Reorganization. In connection with its approval, the Acquired Funds Board determined with respect to each Acquired Fund that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

 This is only a summary of the Plan. You should read the form of Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Proxy Statement and Prospectus, for complete terms and conditions of the Plan.

How will the Reorganizations be implemented?

 Each Reorganization will take place after various conditions are satisfied, including approval by shareholders of the Acquired Fund, or waived. The Acquiring Fund Trust and the Acquired Fund Trust will determine a specific Closing Date on which each Reorganization will take place.

The Plan provides for the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund and assumption by the Acquiring Fund of all of the liabilities of such Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below for fractional shares and certain brokerage and other accounts that cannot hold ETF shares, in complete liquidation of the Acquired Fund. The value of the assets of the Acquired Fund will be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties hereto (such time and date being hereinafter called the “Valuation Date”), all in accordance with the valuation procedures of the Acquired Fund Trust, as well as the Acquired Fund’s Prospectus and Statement of Additional Information, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act. The Investor class of shares will be converted into the Institutional class of shares prior to the Reorganization.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account (and the Acquired Fund Shareholder would receive cash in lieu of fractional shares). If a shareholder does not hold their shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the aggregate NAV of their Acquired Fund Shares. If a shareholder holds their shares of an Acquired Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in an Acquired Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. This exchange (or redemption of Acquired Fund Shares in some cases) will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. Each Reorganization is anticipated to occur after the close of trading on or about August 14, 2026.

The Closing Date is subject to change. The Acquired Fund in which you hold shares will publicly disclose any changes to the applicable Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the Acquiring Fund Trust and the Acquired Fund Trust so agree, the Plan may be terminated or abandoned for one or more Reorganizations at any time before such Reorganization.

The Acquiring Fund Trust and the Acquired Fund Trust have made representations and warranties in the Plan that are customary in matters such as the Reorganizations. The Plan contains a number of conditions precedent that must occur before an Acquired Fund or Acquiring Fund is obligated to proceed with a Reorganization. One of these conditions requires that the Acquiring Fund Trust and the Acquired Fund Trust shall have received a tax opinion from Stradley as described below that the consummation of a Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Acquired Fund, the Acquiring Fund or their shareholders (other than gain from cash received in lieu of fractional Acquiring Fund Shares or cash received for certain Acquired Funds’ shareholders whose investment is liquidated). Different tax considerations apply to you if you hold your shares of an Acquired Fund through a fund direct IRA, or if you do not hold your shares of an Acquired Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although VIA and ZCI do not anticipate that a Reorganization will be terminated, if a Reorganization is terminated, shareholders of the applicable Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a mutual fund as a series of the Acquired Fund Trust. In such circumstances, the Acquired Funds Board will consider alternative actions for such Fund. No Reorganization will be contingent on the occurrence of the other Reorganization.

Who will pay the expenses of the Reorganizations?

With respect to each Reorganization, VIA or its affiliates will pay the costs associated with the Reorganization whether or not any Reorganization is consummated.

Reorganization	Cost of Reorganization	Cost of Proxy Solicitation	Party that will Bear Costs
Zevenbergen Growth Fund	$125,000	$5,000	VIA or its affiliates (except as noted below)
Zevenbergen Genea Fund	$125,000	$5,000	VIA or its affiliates (except as noted below)

The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Acquired Fund Trust is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the Proxy Statement and Prospectus contained therein) and any supplements to the Acquired Funds’ current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding shareholders’ meetings.

Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from an Acquired Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Acquired Fund. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the applicable Acquired Fund or the corresponding Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of an Acquired Fund or officers and regular employees of VIA, ZCI and its affiliates, without special compensation therefor. In addition, Acquired Fund Trust, on behalf of the Acquired Funds, may employ Broadridge Financial Solutions, Inc. as the proxy solicitor to make telephone calls to Shareholders to remind them to vote.

What are the tax consequences of the Reorganizations?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund Shareholders that have their Acquired Fund Shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an IRA or qualified retirement plan or shareholders who do not hold their shares of an Acquired Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganizations, Stradley will deliver an opinion (“Tax Opinion”) to the Acquiring Fund Trust and the Acquired Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Funds and Acquiring Funds) and the existing federal income tax law, and conditioned on the Reorganizations being completed in accordance with the Plan, for federal income tax purposes:

●	The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

●	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

●	No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the agreement) pursuant to Section 361(c)(1) of the Code.

●	The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

●	The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code.

●	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code (except to the extent of any cash received).

●	The aggregate tax basis of the Acquiring Portfolio shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code taking into account the amount of gain recognition, if any.

●	The holding period of Acquiring Fund shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

●	For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Acquired Fund described in Section 381(c) of the Code as if there had been no reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code (e.g., stock held pursuant to the mark to market rules), as to the IRA Shareholders exchanging their Acquired Fund Shares for another Fund in the Acquired Fund Trust, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Acquired Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each shareholder of the applicable Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of an Acquired Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization may be distributed prior to the Reorganization or be carried over to the Acquiring Fund. If a Reorganization were to end the tax year of an Acquired Fund (which is not the intended or expected plan as of the date of this combined Proxy Statement and Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such an Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, an Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization.

General Limitation on Losses. Assuming the Reorganizations qualify as tax-free reorganizations pursuant to Section 368(a)(1)(F) of the Code, as expected, each Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund upon the closing of each Reorganization, including any capital loss carryovers that could have been used by each Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of each Acquired Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of an Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganizations, an Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Acquired Fund as a result of the Reorganizations.

Thus, a reorganization of an Acquired Fund into an Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of an Acquiring Fund, as the successor in interest to an Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

 Premium/Discount Information

The Funds have not yet commenced operations and, therefore, do not have information about the differences between a Fund’s daily market price on NYSE Arca and its NAV. Information regarding how often the closing trading price of the shares of a Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) will be available at NYSE Arca.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of an Acquiring Fund, VIA and ZCI may purchase and resell Fund shares pursuant to this Prospectus.

OTHER SERVICE PROVIDERS

OPERATIONAL ADMINISTRATOR

Acquiring Funds

Virtus ETF Solutions, LLC (the “Administrator”), located at 1301 Avenue of the Americas, 14th Floor, New York, New York 10019, will serve as each Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and each Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Acquiring Funds

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, directly and through its subsidiary companies, will provide necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Acquiring Funds Trust as each Acquiring Fund’s accounting services administrator. BNY Mellon also will serve as the custodian for the Acquiring Fund’s assets, and will serve as transfer agent and dividend paying agent for the Acquiring Fund.

Acquired Funds

Pursuant to an administration agreement (the “Administration Agreement”), Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and fund accountant to the Acquired Funds.

Pursuant to the Administration Agreement, Global Fund Services receives a portion of fees from the Acquired Funds as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent. Additionally, Global Fund Services provides Chief Compliance Officer services to the Acquired Fund Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Acquired Funds and approved by the Board annually.

Pursuant to a custody agreement between the Acquired Fund Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Acquired Funds’ assets, holds the Acquired Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.

DISTRIBUTOR

Acquiring Funds

VP Distributors, LLC, located at One Financial Plaza, Hartford, CT 06103, will serve as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Acquired Funds

Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (dba ACA Group), is located at 190 Middle Street, Suite 301, Portland, Maine 04101, and is the distributor for the shares of the Funds.

LEGAL COUNSEL

Acquiring Funds

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, will serve as counsel to the Trust and the Independent Trustees.

Acquired Funds

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Acquired Fund Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Acquiring Fund

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, will serve as the independent registered public accounting firm for the Acquiring Fund Trust and each Acquiring Fund.

Acquired Fund

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Acquired Fund Trust. Its services include auditing the Acquired Fund Trust’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

ADDITIONAL INFORMATION

Only one combined Proxy Statement and Prospectus may be delivered to multiple shareholders sharing an address, unless a Fund has received contrary instructions. Each Acquired Fund will furnish, upon written or oral request, a separate copy of the combined Proxy Statement and Prospectus to a shareholder at a shared address to which a single Proxy Statement and Prospectus was delivered. Requests for a separate combined Proxy Statement and Prospectus, and notifications to a Fund that a shareholder wishes to receive separate copies in the future, should be made in writing to that Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by calling toll-free 1 (844) 986-2746. Multiple shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free 1 (844) 986-2746.

The Acquired Funds Board knows of no business, other than that set forth in the Notice, to be presented for consideration at the Meeting. However, the combined Proxy Statement and Prospectus confers discretionary authority upon the persons named as proxies on the enclosed proxy card(s) to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Please refer to Appendix F for a discussion regarding the rights of shareholders under the organizational documents of the Acquired Fund Trust and Acquiring Fund Trust and the laws of the state under which each is organized.

FINANCIAL HIGHLIGHTS

Each Acquiring Fund is newly created and has no performance history as of the date of this combined Proxy Statement and Prospectus. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Acquired Fund following the applicable Reorganization. Each Acquired Fund’s financial highlights are included in Appendix D to this Proxy Statement and Prospectus.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 4th day of December 2025 by and among: (i) Advisor Managed Portfolios (the “Target Entity”), separately, on behalf of its respective series identified on Exhibit A hereto (each a “Target Portfolio”); and (ii) Virtus ETF Trust II (the “Acquiring Entity”), separately, on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Portfolio”). Virtus Investment Advisers, LLC (“Virtus”) joins this Agreement solely for purposes of Section 9.2.

WHEREAS, the parties hereto intend for each Acquiring Portfolio and the corresponding Target Portfolio (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Portfolio will acquire the Assets (as such term is defined in Section 1.2) of the corresponding Target Portfolio in exchange for (a) the assumption by the Acquiring Portfolio of all of the Target Portfolio’s Liabilities (as such term is defined in Section 1.2) and (b) shares of the Acquiring Portfolio, and cash in lieu of fractional shares, of equal value to the Net Assets (as such term is defined in Section 1.2(c)) of the Target Portfolio, and (ii) the Target Portfolio will distribute such shares of the Acquiring Portfolio, and cash in lieu of fractional shares, to shareholders of the Target Portfolio, in connection with the liquidation of the Target Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Following its liquidation, each Target Portfolio will be dissolved. Each Acquiring Portfolio is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.2) of the corresponding Target Portfolio;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.         It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any Reorganization should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2.         Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the other corresponding party, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganizations, the parties to which are set forth in Exhibit A:

(a)           Each Target Portfolio shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the corresponding Acquiring Portfolio, and the Acquiring Portfolio in exchange therefor shall assume all of the Liabilities, as defined in Section 1.2(c), and deliver to the Target Portfolio the number of Acquiring Portfolio shares, plus cash in lieu of fractional shares, all as determined in the manner set forth in Section 2.

(b)           The assets of the Target Portfolio to be transferred to the Acquiring Portfolio shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Portfolio that are shown as an asset on the books and records of the Target Portfolio as of the Closing Time (collectively, the “Assets”). The Assets of the Target Portfolio shall be delivered to the Acquiring Portfolio free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof.

(c)           The Acquiring Portfolio shall assume and pay when due all obligations and liabilities of the Target Portfolio, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Portfolio) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Portfolio. The Target Portfolio will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of a Target Portfolio shall be referred to herein as the Target Portfolio’s “Net Assets.”

(d)           As soon as is reasonably practicable after the Closing, the Target Portfolio will distribute to its shareholders of record (“Target Portfolio Shareholders”) the shares of the Acquiring Portfolio received by the Target Portfolio pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis, and without further notice the outstanding shares of the Target Portfolio will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Portfolio will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Portfolio Shareholders and liquidation of the Target Portfolio will be accomplished by the transfer of the Acquiring Portfolio’s shares then credited to the account of the Target Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Target Portfolio Shareholders. The aggregate net asset value of the Acquiring Portfolio’s shares to be so credited to the corresponding Target Portfolio Shareholders shall be equal to the aggregate net asset value of the corresponding Target Portfolio’s shares owned by the Target Portfolio Shareholders on the Valuation Date, plus cash in lieu of fractional shares. The Acquiring Portfolio shall not issue certificates representing shares in connection with such exchange.

(e)           Ownership of the Acquiring Portfolio’s shares will be shown on its books, as such are maintained by the Acquiring Portfolio’s transfer agent.

(f)            Beginning at least fifteen (15) business days prior to the Valuation Date, the Target Portfolio will provide the Acquiring Portfolio with a daily schedule of the Assets then held by the Target Portfolio. At least ten (10) business days prior to the Valuation Date, Virtus on behalf of the Acquiring Portfolio, will advise the Target Portfolio of any investments of the Target Portfolio shown on the Target Portfolio’s schedule of Assets that the Acquiring Portfolio would not be permitted to hold (i) under its investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Portfolio in connection with facilitating the orderly transition of the Target Portfolio’s Assets to the Acquiring Portfolio. Under such circumstances, to the extent practicable, the Target Portfolio will, if requested by the Acquiring Portfolio and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Portfolio, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Portfolio to dispose of any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Portfolio’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Portfolio’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Portfolio.

(g)           Any transfer taxes payable upon issuance of the Acquiring Portfolio’s shares in a name other than the registered holder of the Target Portfolio’s shares on the books and records of the Target Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Portfolio’s shares are to be issued and transferred.

(h)           Immediately after the Closing Time, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.         With respect to each Reorganization:

(a)           The value of the Target Portfolio’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Portfolio and the valuation procedures established by the Target Entity’s board of trustees. On the Valuation Date, the Target Portfolio shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Portfolio by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b)           The net asset value per share of the Acquiring Portfolio shares issued in connection with the Reorganization shall be the net asset value per share of the Target Portfolio as of the close of business on the Valuation Date.

(c)           The number of Acquiring Portfolio shares issued in exchange for the Target Portfolio’s Net Assets shall equal the number of shares of the Target Portfolio outstanding as of the Valuation Date. All Acquiring Portfolio shares delivered to a Target Portfolio will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)           All computations of value shall be made by the Target Portfolio or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Portfolio and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accounting firm of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.         Each Reorganization shall close on August 14, 2026, or such other date as the authorized officers of the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the applicable Target Portfolio’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person or by facsimile, email or such other communication means as the parties may reasonably agree. The Target Portfolio shall notify the Acquiring Portfolio of any portfolio security held by the Target Portfolio in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2.         With respect to each Reorganization:

(a)           The Target Portfolio’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Portfolio as of the Closing Time to the Acquiring Portfolio’s custodian for the account of the Acquiring Portfolio duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Portfolio shall direct the Target Portfolio’s custodian (the “Target Portfolio Custodian”) to deliver to the Acquiring Portfolio’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Portfolio Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Portfolio’s portfolio securities and instruments so held. The Target Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Portfolio Custodian to the corresponding Acquiring Portfolio’s custodian. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Target Portfolio as of the Closing Time for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as specified by the Acquiring Portfolio’s custodian so as to constitute good delivery thereof. Any cash to be transferred by the Target Portfolio shall be delivered to the Acquiring Portfolio’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Portfolio is unable to make such delivery on the Closing Date in the manner contemplated by this Section because any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Portfolio or its broker, then the Acquiring Portfolio may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Portfolio has, by or on the Closing Date, delivered to the Acquiring Portfolio or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or its custodian, such as brokers’ confirmation slips.

(b)           The Target Entity shall direct the Target Portfolio Custodian for the Target Portfolio to deliver, at the Closing or soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Portfolio no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Portfolio to deliver a certificate of an authorized officer acknowledging that the Acquiring Portfolio has received the Target Portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)           At such time prior to the Closing Date as the parties mutually agree, the Target Portfolio shall provide instructions and related information to the Acquiring Portfolio or its transfer agent with respect to the Target Portfolio Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Portfolio Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Portfolio and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)           The Target Entity shall direct the transfer agent for a Target Portfolio (the “Target Portfolio Transfer Agent”) to deliver to the Acquiring Portfolio at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Portfolio, contain the names and addresses of the Target Portfolio Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver to the Secretary of the Target Portfolio a confirmation evidencing the Acquiring Portfolio shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Portfolio’s shares have been credited to the Target Portfolio Shareholders’ accounts on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)           In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Target Portfolio, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.         The Target Entity, on behalf of itself or, where applicable, a Target Portfolio, represents and warrants to the Acquiring Entity and each Acquiring Portfolio as follows:

(a)           The Target Entity is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its declaration of trust and bylaws (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Portfolio is a duly established and designated separate series of the Target Entity;

(b)           The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Portfolio, threatened. All issued and outstanding shares of the Target Portfolio have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)           No consent, approval, authorization, or order of any court. governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target Portfolio, of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement, except that such transactions will require approval of the Target Portfolio’s shareholders;

(d)          The prospectus and statement of additional information and current shareholder reports of the Target Portfolio, and each prospectus and statement of additional information and shareholder reports of the Target Portfolio used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)           The Target Portfolio is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Portfolio is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Portfolio is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Portfolio, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Portfolio and there have been no material miscalculations of the net asset value of the Target Portfolio or the net asset value per share of the Target Portfolio during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Portfolio’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Portfolio or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Portfolio during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the FINRA;

(f)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Portfolio, the Target Portfolio will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Portfolio will, as applicable, acquire assets that are segregated as collateral for the Target Portfolio’s derivative positions, including without limitation as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(g)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Portfolio, the Target Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Portfolio or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Portfolio or the Target Entity is a party or by which it is bound;

(h)          Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Portfolio, all material contracts or other commitments of the Target Portfolio (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Portfolio without liability to the Target Portfolio or may otherwise be assigned to the Acquiring Portfolio without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Portfolio on or prior to the Closing Date;

(i)            Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Portfolio’s knowledge, threatened against the Target Portfolio that, if adversely determined, would materially and adversely affect the Target Portfolio’s financial condition or the conduct of its business or the Target Portfolio’s ability to consummate the transactions contemplated by this Agreement. The Target Portfolio and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Portfolio is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target Portfolio under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Portfolio (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Portfolio issued or granted by or on behalf of the Target Portfolio to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Portfolio, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Portfolio; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Portfolio; (iv) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Portfolio; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Portfolio;

(j)           The financial statements of the Target Portfolio for the Target Portfolio’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Portfolio’s prospectus or statement of additional information included in the Target Portfolio’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Portfolio’s most recently completed fiscal year, if any, were prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Target Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Portfolio has been disclosed or is required to be disclosed in the Target Portfolio’s reports on Form N-CSR and, to the knowledge of the Target Portfolio, no such disclosure will be required as of the Closing Date;

(k)           Since the last day of the Target Portfolio’s most recently completed fiscal year, there has not been any material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Portfolio in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Portfolio, the redemption of the Target Portfolio’s shares by shareholders of the Target Portfolio or the discharge of the Target Portfolio’s ordinary course liabilities shall not constitute a material adverse change;

(l)           On the Closing Date, all material Tax Returns (as defined below) of the Target Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Portfolio’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Portfolio or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Portfolio financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Returns” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)          The Target Portfolio: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Target Portfolio has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Portfolio has been eligible to compute its federal income tax under Section 852 of the Code. The Target Portfolio will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Portfolio closing on or before the Closing Date. The Target Portfolio has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Portfolio has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(n)          The Target Portfolio has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o)          The Target Portfolio has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Portfolio (including the Acquiring Portfolio as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(p)           The Target Portfolio has not been notified in writing that any examinations of the Tax Returns of the Target Portfolio are currently in progress or threatened, and, to the knowledge of the Target Portfolio, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Portfolio as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Portfolio, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Portfolio to be threatened or pending with respect to the Assets of the Target Portfolio;

(q)           The Target Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Portfolio is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

(r)            All issued and outstanding shares of the Target Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Target Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Portfolio Transfer Agent, on behalf of the Target Portfolio. The Target Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Portfolio, nor is there outstanding any security convertible into any of the Target Portfolio’s shares;

(s)           The Target Entity, on behalf of the Target Portfolio, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity, on behalf of the Target Portfolio, and, subject to the approval of the shareholders of the Target Portfolio (only with respect to those obligations under this Agreement that are so contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)            The information relating to the Target Portfolio furnished by the Target Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)           As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Portfolio has provided the Acquiring Portfolio with all information relating to the Target Portfolio reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Portfolio to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Portfolio and the Closing Date, such information provided by any Target Portfolio will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein;

(v)          The books and records of the Target Portfolio are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Portfolio;

(w)          The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Portfolio;

(x)           The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(y)           The Target Entity and the Target Portfolio have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(z)           The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(aa)         The Target Portfolio has no unamortized or unpaid organizational fees or expenses.

4.2.         The Acquiring Entity, on behalf of itself or, where applicable, an Acquiring Portfolio, represents and warrants to the Target Entity and each Target Portfolio as follows:

(a)           The Acquiring Entity a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Portfolio is a duly established and designated separate series of the Acquiring Entity;

(b)          The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Portfolio, threatened;

(c)           No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Portfolio and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement;

(d)           The prospectus and statement of additional information of the Acquiring Portfolio to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)           The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Portfolio or the Acquiring Entity is a party or by which it is bound;

(f)           Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Portfolio, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Portfolio’s knowledge, threatened against the Acquiring Portfolio that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business or the Acquiring Portfolio’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Portfolio and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)           The Acquiring Portfolio has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Portfolio is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Portfolio in connection with the Reorganization and, accordingly, the Acquiring Portfolio has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Virtus or its affiliate to secure any required initial shareholder approvals;

(h)           On the Closing Date, all material Tax Returns of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Portfolio’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Portfolio or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i)            The Acquiring Portfolio: (i) was formed for the purpose of its respective Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Portfolio has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)            The Acquiring Entity, on behalf of the Acquiring Portfolio, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Portfolio, and, subject to the approval of the shareholders of the Target Portfolio (only with respect to those obligations under this Agreement that are so contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)           The shares of the Acquiring Portfolio to be issued and delivered to the Target Portfolio, for the account of the Target Portfolio Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio shares, and, upon receipt of the Target Portfolio’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)            The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Portfolio;

(m)          The Acquiring Entity and the Acquiring Portfolio have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n)          The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)          The Acquiring Portfolio has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Virtus or its affiliates; and

(p)          As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Portfolio and the Closing Date, the information provided by any Acquiring Portfolio for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Portfolio for use therein.

4.3.         With respect to each Reorganization, the Target Entity, on behalf of each Target Portfolio, and the Acquiring Entity, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a)           The fair market value of the Acquiring Portfolio’s shares that each Target Portfolio shareholder receives will be approximately equal to the fair market value of the Target Portfolio shares it actually or constructively surrenders in exchange therefor;

(b)          The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(c)           No expenses incurred by the Target Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Portfolio or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio shares will be transferred to the Target Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d)          Immediately following consummation of the Reorganization, other than shares of the Acquiring Portfolio issued to Virtus or its affiliate representing de minimis assets related to the Acquiring Portfolio’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Portfolio will own all the Acquiring Portfolio shares and will own those shares solely by reason of their ownership of the Target Portfolio shares immediately before the Reorganization; (2) the Acquiring Portfolio will hold the same assets and will be subject to the Liabilities that the Target Portfolio held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Portfolio will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.         With respect to each Reorganization:

(a)           Each Target Portfolio will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Portfolio, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Portfolio’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Portfolio in the ordinary course in all material respects. Each Acquiring Portfolio shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect;

(b)           The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register Acquiring Portfolio shares to be issued in connection with the Reorganizations and include a Proxy Statement and Prospectus with respect to the proxy solicitation to the shareholders of each Target Portfolio of the Reorganizations (the “N-14 Registration Statement”). If at any time prior to the Closing Date, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item;

(c)           The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable;

(d)           The Target Entity, on behalf of each Target Portfolio, will call, convene and hold a meeting of shareholders of such Target Portfolio as soon as practicable, in accordance with applicable law and the Target Entity Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a Proxy Statement and Prospectus, and for such other purposes as may be necessary or desirable. In the event that, for any Target Portfolio, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity Governing Documents and applicable law, and as set forth in a Proxy Statement and Prospectus in order to permit further solicitation of proxies;

(e)           The Target Entity, on behalf of each Target Portfolio, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to receipt of the Proxy Statement and Prospectus, in sufficient time to comply with requirements of the 1934 Act, the Proxy Statement and Prospectus contained in the N-14 Registration Statement and other documents as are necessary;

(f)            Each Target Portfolio covenants that the respective Acquiring Portfolio’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(g)          The Target Entity will assist each Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the corresponding Target Portfolio’s shares, and will assist each Acquiring Portfolio in obtaining copies of any books and records of the corresponding Target Portfolio from its service providers reasonably requested by the Acquiring Entity;

(h)          The Target Entity will provide each Acquiring Portfolio with (i) a statement of the respective tax basis and holding period as of the most recent Tax year end of the corresponding Target Portfolio of all investments to be transferred by the Target Portfolio to the Acquiring Portfolio, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the backup withholding and nonresident alien withholding certifications, and notices or records on file with the corresponding Target Portfolio with respect to each shareholder, for all of the shareholders of record of the Target Portfolio as of the close of business on the Valuation Date, who are to become holders of the Acquiring Portfolio as a result of the transfer of Assets (the “Target Portfolio Shareholder Documentation”), certified by the Target Portfolio Transfer Agent or its President or Vice-President to the best of their knowledge and belief, (iii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the corresponding Target Portfolio relating to any taxable years of the Target Portfolio not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”), and (iv) the Tax books and records of the corresponding Target Portfolio for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date. The information shall be provided at or prior to the Closing;

(i)            Each Target Portfolio will prepare and deliver to the corresponding Acquiring Portfolio at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Portfolio as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Portfolio are being correctly determined in accordance with the terms of this Agreement. Each Target Portfolio will deliver at the Closing a statement of Assets and Liabilities of the Target Portfolio as of the Valuation Date, certified by the Treasurer of the Target Entity;

(j)            Subject to the provisions of this Agreement, each Acquiring Portfolio and the corresponding Target Portfolio will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement;

(k)           As soon as is reasonably practicable after the Closing, each Target Portfolio will make one or more distributions to its shareholders consisting of the shares of the corresponding Acquiring Portfolio received at the Closing (and any cash in lieu of fractional shares), as set forth in Section 1.2(d) hereof;

(l)            Each Acquiring Portfolio and the corresponding Target Portfolio shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement;

(m)         Each Target Portfolio shall, from time to time, as and when reasonably requested by the corresponding Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement;

(n)           Each Acquiring Portfolio shall, from time to time, as and when reasonably requested by the corresponding Target Portfolio, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Portfolio may reasonably deem necessary or desirable in order for the Acquiring Portfolio to assume the Target Portfolio’s Liabilities and otherwise to carry out the intent and purpose of this Agreement;

(o)          Each Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date;

(p)          A statement of any capital loss carryovers, for U.S. federal income tax purposes, of each Target Portfolio, as of the most recent Tax year end of the Target Portfolio, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Portfolio for purposes of applying applicable limitations on the use of such items under the Code, will be provided by the Target Entity on behalf of the Target Portfolio to the corresponding Acquiring Portfolio within sixty (60) days after the Closing Date;

(q)          It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code; and

(r)           At or prior to the Closing, each Target Portfolio shall have delivered to the corresponding Acquiring Portfolio copies of: (i) the federal, state and local income Tax returns filed by or on behalf of the Target Portfolio for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of the Target Portfolio and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax authority and (b) legal opinions.

(s)           Prior to the Closing, the Target Portfolio (i) shall recapitalize so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Target Portfolio held immediately prior to the recapitalization, and (ii) following the recapitalization (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Portfolio outstanding on the records of the Target Portfolio Transfer Agent.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.         With respect to each Reorganization, the obligations of the Target Entity, on behalf of each Target Portfolio, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Entity hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)          All representations and warranties of the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)          The Acquiring Entity shall have delivered to the Target Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Entity made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)           The Acquiring Entity shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, including those on behalf of each Acquiring Portfolio, on or before the Closing Time;

(d)          The Target Entity and the Acquiring Entity shall have agreed on the number of shares of each Acquiring Portfolio to be issued in connection with each Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(e)           As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that an Acquiring Portfolio is contractually obligated to pay for services provided to the Acquiring Portfolio from those described in the N-14 Registration Statement;

(f)           The Target Entity shall have received from the Target Portfolio Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of each Acquiring Portfolio equal in value to the value of the shares of the corresponding Target Portfolio as of the time and date set forth in Section 3; and

(g)          The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)       The Acquiring Entity is a statutory trust, duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of each Acquiring Portfolio’s properties and assets, and to conduct its business, including that of each Acquiring Portfolio, as described in its Governing Documents or in the most recently filed registration statement of the Acquiring Portfolio;

(ii)       The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including each Acquiring Portfolio, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Acquiring Entity on behalf of each Acquiring Portfolio and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, is a valid and binding obligation of the Acquiring Entity, on behalf of each Acquiring Portfolio, enforceable against the Acquiring Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)       Acquiring Portfolio shares to be issued to each Target Portfolio as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Portfolio’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of an Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof; and

(v)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, an Acquiring Portfolio, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.       With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of each Acquiring Portfolio, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Entity’s waiver, of the obligations to be performed by the Target Entity hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)           All representations and warranties of the Target Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)           The Target Entity, on behalf of each Target Portfolio, shall have delivered to the Acquiring Entity: (i) a statement of the Target Portfolio’s Assets and Liabilities, as of the Valuation Date, certified by the Treasurer of the Target Entity, (ii) the Target Portfolio Shareholder Documentation, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Portfolio, (iv) the ASC 740-10 Workpapers, and (v) a statement of any capital loss carryovers as of the most recent Tax year end of the Target Portfolio along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Portfolio for purposes of applying applicable limitations on the use of such items under the Code. The information shall be provided on the Closing Date;

(c)           The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Entity made in this Agreement are true and correct at and as of the Closing Time, except as they may be effected by the transactions contemplated by this Agreement;

(d)           The Target Portfolio Custodian and the Target Portfolio Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b), 3.2(d) of this Agreement, respectively, and the Target Portfolio Transfer Agent or the Target Entity’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(e) of this Agreement, each duly executed by an authorized officer of the Target Portfolio Custodian, the Target Portfolio Transfer Agent, the Target Entity’s President or Vice President, as applicable;

(e)           The Target Entity shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity, including those on behalf of each Target Portfolio, on or before the Closing Time;

(f)           The Target Entity and the Acquiring Entity shall have agreed on the number of shares of each Acquiring Portfolio to be issued in connection with each Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(g)           The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of each Target Portfolio, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Portfolio Custodian and instructions to the Acquiring Entity’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to each Acquiring Portfolio by the corresponding Target Portfolio all of the right, title and interest of the Target Portfolio in and to the respective Assets of the Target Portfolio. In each case, the Assets of each Target Portfolio shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)           The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Portfolio Custodian stating that the Assets of each Target Portfolio have been delivered to the corresponding Acquiring Portfolio; (ii) a certificate of an authorized signatory from the custodian for each Acquiring Portfolio stating that the Assets of the corresponding Target Portfolio have been received; (iii) a certificate of an authorized officer of the Target Portfolio Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of Target Portfolio’s shares and the number and percentage (to four decimal places) of ownership of a Target Portfolio owned by each such holder as of the Valuation Date; and (iv) the Tax books and records of each Target Portfolio, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(i)            As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that a Target Portfolio is contractually obligated to pay for services provided to the Target Portfolio from those described in the N-14 Registration Statement; and

(j)            The Acquiring Entity shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP (“Morgan Lewis”), counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i)       The Target Entity is a statutory trust, duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of each Target Portfolio’s properties and assets, and to conduct its business, including that of each Target Portfolio, as described in its Governing Documents or in the most recently filed registration statement of the Target Portfolio;

(ii)       The Target Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including each Target Portfolio, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)       The Agreement has been duly authorized by the Target Entity on behalf of each Target Portfolio and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, is a valid and binding obligation of the Target Entity, on behalf of each Target Portfolio, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)       The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in a violation of the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, a Target Portfolio, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to a Target Portfolio or an Acquiring Portfolio, the Acquiring Entity or the Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.         The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Entity nor the Acquiring Entity may waive the conditions set forth in this Section 8.1;

8.2.         On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.         All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Target Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on an Acquiring Portfolio or a Target Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.         The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.          The Target Entity and the Acquiring Entity shall have received on or before the Closing Date opinions of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5. In rendering such opinions, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinions shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Entity agrees that such opinion shall state that each Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1.         The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.          Except as otherwise provided herein with respect to a Reorganization, Virtus or its affiliates will bear 100% of the expenses relating to the Reorganizations whether or not any Reorganization is consummated. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the Proxy Statement and Prospectus contained therein) and any supplements to the Target Portfolio’s current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Portfolio to the Acquiring Portfolio at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Portfolio. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the applicable Target Portfolio or the corresponding Acquiring Portfolio to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Portfolio or the Acquiring Portfolio or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Returns, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of each Target Portfolio and the corresponding Acquiring Portfolio for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Entity.

11.	INDEMNIFICATION

11.1.      With respect to a Reorganization, the Acquiring Entity, out of the assets of the applicable Acquiring Portfolio, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the applicable Reorganization.

11.2.      With respect to a Reorganization, the Target Entity, out of the assets of the applicable Target Portfolio, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the applicable Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.      Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

13.1.      This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board or trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of an Acquiring Portfolio or a Target Portfolio, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before December 31, 2026; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2.      The failure of a Target Portfolio to consummate its Reorganization shall not affect the consummation or validity of the Reorganization with respect to any other Target Portfolio, and the provisions of this Agreement shall be construed accordingly.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such amendment; provided, however, that following dissemination of the Proxy Statement and Prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of an Acquiring Portfolio to be issued to the shareholders of the corresponding Target Portfolio under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Advisor Managed Portfolios

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

For the Acquiring Entity:

Virtus ETF Trust II

1301 Avenue of the Americas, 14th Floor

New York, NY 10019

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.      The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.      This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5.      The Target Entity is a Delaware statutory trust organized in series of which each Target Portfolio constitutes one such series. With respect to each Reorganization, the Target Entity is executing this Agreement on behalf of the applicable Target Portfolio only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Portfolio are enforceable against the assets of that Target Portfolio only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Portfolio.

16.6.      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Portfolio or the applicable Acquiring Portfolio as provided in the Target Entity Governing Documents or the Acquiring Entity Governing Documents, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Portfolio and Target Portfolio.

Advisor Managed Portfolios, on behalf of its series identified on Exhibit A hereto	Virtus ETF Trust II, on behalf of its series identified on Exhibit A hereto

By:	By:
Name:	Name:
Title:	Title:

Virtus Investment Advisers, LLC (for purposes of Section 9.2 only)

By:
Name:
Title:

EXHIBIT A

CHART OF REORGANIZATIONS

Acquiring Entity and Acquiring Portfolios	Target Entity and Corresponding Target Portfolios

Virtus ETF Trust II	Advisor Managed Portfolios
Virtus Zevenbergen Innovative Growth ETF	Zevenbergen Growth Fund
Virtus Zevenbergen Discovery Growth ETF	Zevenbergen Genea Fund

Schedule 8.5

Tax Opinions

With respect to each Reorganization:

(i)          The acquisition by the Acquiring Portfolio of all of the Assets of the Target Portfolio, as provided for in the Agreement, in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Liabilities of the Target Portfolio, followed by the distribution by the Target Portfolio to its shareholders of the Acquiring Portfolio shares in complete liquidation of the Target Portfolio, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Portfolio and the Acquiring Portfolio each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)         No gain or loss will be recognized by the Target Portfolio upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Portfolio in exchange solely for Acquiring Portfolio shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)        No gain or loss will be recognized by the Acquiring Portfolio upon the receipt by it of all of the Assets of the Target Portfolio in exchange solely for the assumption of the Liabilities of the Target Portfolio and issuance of the Acquiring Portfolio shares pursuant to Section 1032(a) of the Code.

(iv)        No gain or loss will be recognized by the Target Portfolio upon the distribution of the Acquiring Portfolio shares by the Target Portfolio to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)         The tax basis of the Assets of the Target Portfolio received by the Acquiring Portfolio will be the same as the tax basis of such Assets in the hands of the Target Portfolio immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)        The holding periods of the Assets of the Target Portfolio in the hands of the Acquiring Portfolio will include the periods during which such Assets were held by the Target Portfolio pursuant to Section 1223(2) of the Code.

(vii)       No gain or loss will be recognized by the shareholders of the Target Portfolio upon the exchange of all of their Target Portfolio shares for the Acquiring Portfolio shares pursuant to Section 354(a) of the Code (except to the extent of any cash received).

(viii)      The aggregate tax basis of the Acquiring Portfolio shares to be received by each shareholder of the Target Portfolio will be the same as the aggregate tax basis of Target Portfolio shares exchanged therefor pursuant to Section 358(a)(1) of the Code taking into account the amount of gain recognition, if any.

(ix)         The holding period of Acquiring Portfolio shares received by a shareholder of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided that the shareholder held Target Portfolio shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)          For purposes of Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Portfolio described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS’

INVESTMENT STRATEGIES AND RELATED RISKS

The principal investment strategies of each Acquired Fund and its corresponding Acquiring Fund are substantially similar. In addition, the risks associated with an investment in each Acquired Fund and its corresponding Acquiring Fund are substantially similar, except that as a shareholder of an Acquiring Fund you would be subject to risks related to the Acquiring Fund’s ETF structure. There are certain other differences between the risk disclosures for each Acquiring Fund and those of the corresponding Acquired Fund. However, any differences in the disclosure or description of such principal investment strategies and/or risks are not expected to result in or reflect any material differences in how each Acquired Fund is currently managed compared to how its corresponding Acquiring Fund will be managed. For example, an Acquired Fund and its corresponding Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and/or risks and the differences may reflect a clarification of the principal investment strategies and/or risks associated with an investment in the Acquiring Fund. In the below discussion, the risks for each Acquiring Fund are identified in alphabetical order, and not in the order of importance or potential exposure.

Additional Information Regarding the Virtus Zevenbergen Innovative Growth ETF.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. innovative growth companies and other U.S.-traded equity securities of innovative growth companies. As of the date of this prospectus, the Fund’s subadviser, Zevenbergen Capital Investments LLC (“ZCI”), considers innovative growth companies to be those companies that have higher-than-average revenue, earnings or cash flow growth potential, which may be attributable to their proprietary technology, novel business models, product differentiation, unique distribution advantages or other differentiating factors that ZCI believes create durable competitive advantages. This will typically be achieved through a moderately concentrated portfolio of 30–50 holdings at a time.

ZCI applies a research intensive, bottom-up stock selection process (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles). The Fund’s portfolio generally will contain 30-50 stocks of any market capitalization across several sectors. The Fund may invest in initial public offerings (“IPOs”) and other equities new to the public markets, including direct listings by organizations, as a method of initial access to public markets.

The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, ZCI will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances as determined by ZCI.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2026, the Acquired Fund focused its investments in the Consumer Discretionary and Information Technology sectors.

Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s SAI under “Investment Restrictions.”

Additional Information Regarding the Virtus Zevenbergen Discovery Growth ETF.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. discovery growth companies and other U.S.-traded equity securities of discovery growth companies. As of the date of this prospectus, the Fund’s subadviser, ZCI, considers discovery growth companies to be those companies that have higher-than-average revenue growth potential and are typically in earlier or more dynamic stages of their growth lifecycle, which may be attributable to the development and application of novel technologies to products, services or business operations, participation in industries undergoing significant technological transformation or other differentiating factors. This will typically be achieved through a concentrated portfolio of 20–40 holdings at a time.

ZCI applies a research intensive, bottom-up stock selection process (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles). The Fund’s portfolio generally will contain 20-40 stocks of any market capitalization. The Fund may also invest in initial public offerings (“IPOs”) and other equities new to the public market, including direct listings by organizations, as a method of initial access to public markets.

The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depository Receipts (“ADRs”). In determining whether an issuer is foreign, ZCI will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by ZCI.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2025, the Acquired Fund focused its investments in the Consumer Discretionary and Information Technology sectors.

Certain fundamental and non-fundamental policies of the Fund is set forth in the Fund’s SAI under “Investment Restrictions.”

Additional Information Regarding the Funds’ Principal Risks.

Depositary Receipts Risk. Changes in foreign currency exchange rates will affect the value of depositary receipts, including ADRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the ADR will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the ADR.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, which results in holders of common stock being subject to more risks than holders of preferred stocks or debt instruments of such issuers in the event of bankruptcy of such issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

●	Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

●	Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

●	Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

●	No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

●	Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Foreign Securities Risk. Having exposure to securities of foreign issuers subjects the Fund to risks not usually associated with having exposure to securities of U.S. issuers, including tariff and global trade restrictions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Having exposure to foreign securities also involves the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments which could affect such securities. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Having exposure to foreign markets also involves currency risk, which is the risk that the values of securities denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Growth Stocks Risk. The Fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

Initial Public Offering (“IPO”) Risk. The Fund may invest in IPOs. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund’s adviser cannot guarantee continued access to IPOs.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Large-Capitalization Companies Risk. Securities of large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Number of Holdings Risk. Because the Fund holds a more limited number of securities, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by a sub-adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that a sub-adviser’s judgments about the attractiveness or value of particular investments will be correct or produce the desired results. If a sub-adviser fails to accurately judge potential investments, the Share price may be adversely affected.

Market Risk. The value of securities to which the Fund has exposure may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those to which the Fund has exposure) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine, and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, economic crisis, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

●	Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by changes in the worldwide economy, interest rates, consumer confidence, demographics and consumer preferences. Companies in the consumer discretionary sector also depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

●	Information Technology Sector Risk. To the extent the Fund focuses its investments on information technology, it may be subject to increased risk and volatility. Risks affecting companies in the information technology sector include competition from new and existing companies, limited operating histories and management experience, patent and other intellectual property considerations and the commercial non-viability or rapid obsolescence of equipment, products or services.

Small- and Mid-Capitalization Stock Risk. Investing in the securities of small- and medium- capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small- and medium- capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small- and medium- capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small- and medium- capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small- and medium- capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small- and medium- capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings will be disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

APPENDIX C

ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUNDS

Distribution of Fund Shares

The Distributor is the exclusive distributor of Creation Units of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Financial Plaza, Hartford, CT 06103.

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund more than paying other types of sales charges. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

The Adviser, sub-advisers, and their affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

About Net Asset Value

The NAV of the Shares for each Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in a Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in each Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of a Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which a Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Shares may change on days when you will not be able to purchase or redeem Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the sub-advisers on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using a Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to shareholders. Each Fund expects to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Federal Income Taxes

Fund Distributions

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. Because the income of each Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends reported by the Fund is anticipated to be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Sale Of Fund Shares

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Tax Treatment Of Fund Shareholders

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Withholding

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

Premium/Discount Information

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on a Fund’s website.

Frequent Trading

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve a Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. Each Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. Each Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to a Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Fund Website And Disclosure Of Portfolio Holdings

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Funds contain the following information, on a per-Share basis, for the Funds: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Other Information

Each Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

APPENDIX D

ACQUIRED FUND FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of each Acquired Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The financial highlights present each Acquired Fund’s financial performance for the past five fiscal years ended June 30, as well as the unaudited semi-annual period ended December 31, 2025. The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquired Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Acquired Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

Financial information presented for periods prior to January 19, 2024, is for the Predecessor Funds. The Acquired Funds are the accounting successor to the Predecessor Funds. Each Acquired Fund has adopted the performance, financial statements and other historical information of the corresponding Predecessor Fund. The total returns in each table represent the rate that an investor would have earned or lost on an investment in each Acquired Fund, assuming reinvestment of all dividends and distributions. The financial information, except for the fiscal years ended 2021 and 2022, was audited by Cohen & Company, Ltd., the Acquired Funds’ independent registered public accounting firm, whose report, along with the Acquired Funds’ financial statements, are included in the Acquired Funds’ annual report, which is available upon request and on the Acquired Funds’ website at www.zci.com/funds. The financial information for the fiscal years ended 2021 and 2022 was audited by the Predecessor Funds’ previous independent registered public accounting firm.

As of the date of this combined Proxy Statement and Prospectus, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

Zevenbergen Growth Fund

Financial Highlights

Investor Class

For a capital share outstanding throughout each period presented:

	For the Six Months Ended December 31, 2025	For the Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
Net asset value, beginning of period	$42.42	$32.21	$25.92	$18.11	$42.74	$29.05
Income (Loss) from Investment Operations:
Net investment loss(1)	(0.27)	(0.45)	(0.35)	(0.26)	(0.46)	(0.49)
Net realized and unrealized gain (loss) on investments	(0.56)	10.66	6.64	8.07	(23.44)	14.16
Total from Investment Operations	(0.83)	10.21	6.29	7.81	(23.90)	13.67
Less Distributions:
From net realized gain on investments	(0.52)	—	—	—	(0.74)	(0.03)
Redemption fee proceeds	— *	— *	— *	— *	0.01	0.05
Net asset value, end of period	$41.07	$42.42	$32.21	$25.92	$18.11	$42.74
Total Return(2)	(1.95)%	31.70%	24.27%	43.13%	(56.79)%	47.22%
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$13,347	$22,799	$13,960	$13,795	$11,268	$40,472
Ratio of Expenses to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	1.45%	1.46%	1.52%	1.55%	1.55%	1.52%
After fees waived and reimbursed by the Advisor(3)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Loss to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	(1.41)%	(1.40)%	(1.47)%	(1.50)%	(1.54)%	(1.47)%
After fees waived and reimbursed by the Advisor(3)	(1.26)%	(1.24)%	(1.25)%	(1.25)%	(1.29)%	(1.25)%
Portfolio turnover rate(2)(4)	15.99%	15.24%	13.62%	21.85%	55.60%	43.12%

*	Less than $0.01 per share.
(1)	Per share amounts have been calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Zevenbergen Growth Fund

Financial Highlights

Institutional Class

For a capital share outstanding throughout each period presented:

	For the Six Months Ended December 31, 2025	For the Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
Net asset value, beginning of period	$43.60	$33.01	$26.48	$18.45	$43.39	$29.40
Income (Loss) from Investment Operations:
Net investment loss(1)	(0.21)	(0.35)	(0.27)	(0.20)	(0.34)	(0.37)
Net realized and unrealized gain (loss) on investments	(0.57)	10.94	6.80	8.23	(23.87)	14.34
Total from Investment Operations	(0.78)	10.59	6.53	8.03	(24.21)	13.97
Less Distributions:
From net realized gain on investments	(0.52)	—	—	—	(0.74)	(0.03)
Redemption fee proceeds	— *	— *	— *	— *	0.01	0.05
Net asset value, end of period	$42.30	$43.60	$33.01	$26.48	$18.45	$43.39
Total Return(2)	(1.78)%	32.08%	24.66%	43.52%	(56.66)%	47.68%
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$114,882	$123,432	$103,566	$93,994	$56,880	$81,953
Ratio of Expenses to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	1.16%	1.16%	1.22%	1.25%	1.25%	1.22%
After fees waived and reimbursed by the Advisor(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Loss to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	(1.10)%	(1.10)%	(1.17)%	(1.19)%	(1.24)%	(1.17)%
After fees waived and reimbursed by the Advisor(3)	(0.94)%	(0.94)%	(0.95)%	(0.95)%	(0.99)%	(0.95)%
Portfolio turnover rate(2)(4)	15.99%	15.24%	13.62%	21.85%	55.60%	43.12%

*	Less than $0.01 per share.
(1)	Per share amounts have been calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Zevenbergen Genea Fund

Financial Highlights

Investor Class

For a capital share outstanding throughout each period presented:

	For the Six
	Months Ended
	December 31,
	2025	For the Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
Net asset value, beginning of period	$56.46	$39.87	$33.16	$23.34	$56.40	$33.34
Income (Loss) from Investment Operations:
Net investment loss(1)	(0.39)	(0.58)	(0.44)	(0.34)	(0.61)	(0.69)
Net realized and unrealized gain (loss) on investments	0.82	17.16	7.14	10.15	(32.46)	23.65
Total from Investment Operations	0.43	16.58	6.70	9.81	(33.07)	22.96
Redemption fee proceeds	0.01	0.01	0.01	0.01	0.01	0.10
Net asset value, end of period	$56.90	$56.46	$39.87	$33.16	$23.34	$56.40
Total Return(2)	0.78%	41.61%	20.24%	42.07%	(58.62)%	69.17%
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$30,246	$33,761	$32,280	$40,716	$32,528	$120,716
Ratio of Expenses to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	1.62%	1.65%	1.62%	1.66%	1.49%	1.48%
After fees waived and reimbursed by the Advisor(3)	1.30%	1.30%	1.30%	1.30%	1.30%	1.37%
Ratio of Net Investment Loss to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	(1.63)%	(1.62)%	(1.57)%	(1.63)%	(1.49)%	(1.47)%
After fees waived and reimbursed by the Advisor(3)	(1.31)%	(1.27)%	(1.25)%	(1.27)%	(1.30)%	(1.36)%
Portfolio turnover rate(2)(4)	7.07%	11.55%	18.83%	19.89%	17.80%	32.40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Zevenbergen Genea Fund

Financial Highlights
Institutional Class

For a capital share outstanding throughout each period presented:

	For the Six
	Months Ended
	December 31,
	2025	For the Year Ended June 30,
	(Unaudited)	2025	2024	2023	2022	2021
Net asset value, beginning of period	$58.00	$40.83	$33.86	$23.76	$57.24	$33.74
Income (Loss) from Investment Operations:
Net investment loss(1)	(0.30)	(0.46)	(0.34)	(0.26)	(0.47)	(0.54)
Net realized and unrealized gain (loss) on investments	0.84	17.62	7.30	10.35	(33.02)	23.94
Total from Investment Operations	0.54	17.16	6.96	10.09	(33.49)	23.40
Redemption fee proceeds	0.01	0.01	0.01	0.01	0.01	0.10
Net asset value, end of period	$58.55	$58.00	$40.83	$33.86	$23.76	$57.24
Total Return(2)	0.95%	42.05%	20.58%	42.51%	(58.49)%	69.65%
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$42,545	$43,436	$38,181	$39,679	$38,181	$107,182
Ratio of Expenses to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	1.32%	1.35%	1.32%	1.36%	1.20%	1.18%
After fees waived and reimbursed by the Advisor(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.07%
Ratio of Net Investment Loss to Average Net Assets
Before fees waived and reimbursed by the Advisor(3)	(1.30)%	(1.31)%	(1.27)%	(1.33)%	(1.20)%	(1.17)%
After fees waived and reimbursed by the Advisor(3)	(0.98)%	(0.97)%	(0.95)%	(0.97)%	(1.00)%	(1.06)%
Portfolio turnover rate(2)(4)	7.07%	11.55%	18.83%	19.89%	17.80%	32.40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

APPENDIX E

CAPITALIZATION

The following table sets forth as April 30, 2026, the capitalizations of the Funds. The table also shows the projected capitalization of the each Acquiring Fund as adjusted to give effect to the respective proposed Reorganization and assumes that each Reorganization is approved for the respective Acquired Fund. The Investor class of shares will be converted into the Institutional class of shares prior to the Reorganization and each Acquired Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. At the closing of each Reorganization, shareholders of the respective Acquired Fund will receive the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) based on the relative NAVs per share of the Funds as of 4:00 p.m., Eastern time, on the Closing Date. Shareholders will receive Acquiring Fund Shares (and cash in lieu of fractional shares) equal in value to the aggregate NAV of their Acquired Fund Shares.

Growth Fund Reorganization

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma- Acquiring Fund after Reorganization (estimated)
Investor Shares
Net Assets (thousands)	$18,480,164.49	—	$(18,480,164.49)	—
Total Shares Outstanding	468,570.664	—	(468,570.66)	—
Net Asset Value Per Share	$39.44	—	—	—

Institutional
Net Assets (thousands)	$111,634,779.81	—	$18,480,164.49	$130,114,944.30
Total Shares Outstanding	2,745,594.818	—	468,570.66	3,214,165.48
Net Asset Value Per Share	$40.66	—	—	$40.48

1	The Acquired Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. The change on account of this is not reflected in the numbers above.

E-1

Genea Fund Reorganization

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma- Acquiring Fund after Reorganization (estimated)
Investor Shares
Net Assets (thousands)	$ 24,891,025.00	—	$ (24,891,025.00)	—
Total Shares Outstanding	478,448.588	—	(478,448.59)	—
Net Asset Value Per Share	$ 52.02	—	—	—

Institutional
Net Assets (thousands)	$ 38,412,592.49	—	$ 24,891,025.00	$ 63,303,617.49
Total Shares Outstanding	716,922.399	—	478,448.59	1,195,370.99
Net Asset Value Per Share	$ 53.58	—	—	$ 52.96

[1]	The Acquired Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. The change on account of this is not reflected in the numbers above.

E-2

APPENDIX F

COMPARISON OF RIGHTS OF SHAREHOLDERS

The following is a discussion regarding the rights of shareholders under the organizational documents of the Acquired Fund Trust and Acquiring Fund Trust and the laws of the state under which each is organized. More detailed information about each Fund’s current structure is contained in each Fund’s Statement of Additional Information.

Comparison of Legal Structure. The Acquired Fund Trust was organized as a Delaware statutory trust on February 16, 2023 and is registered with the SEC. The Acquiring Fund Trust was organized as a Delaware statutory trust on July 14, 2015 and is registered with the SEC. Open-end funds formed under the Delaware Statutory Trust Act (the “DSTA”), are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments. Funds organized under the DSTA have benefited from this flexibility to streamline their operations and minimize expenses. For example, funds organized as Delaware statutory trusts are not typically required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Comparison of Capital Structure. The authorized number of shares of each Acquired Fund and Acquiring Fund is unlimited and without par value. Each share represents an equal proportionate interest with each other share.

Boards of Trustees. Pursuant to the DSTA and Agreement and Declaration of Trust of the Acquired Fund Trust and the Acquiring Fund Trust (each, a “Trust Instrument” and together, the “Trust Instruments”), the responsibility for the general oversight of the Acquired Fund Trust and the Acquiring Fund Trust is vested in its respective Board of Trustees, which is empowered by its respective Trust Instrument to provide the trustees with all powers necessary or convenient (in the case of the Acquired Fund Trust) or necessary and desirable (in the case of the Acquiring Fund Trust) to carry out their responsibility. The trustees of the Acquired Fund Trust and Acquiring Fund Trust have full power and authority to, among others, utilize assets, execute contracts and instruments for the management of the Trust, adopt bylaws, establish portfolios, and hire and terminate employees and service providers.

For the Acquired Fund Trust under its Trust Instrument, any person extending credit to, contracting with or having any claim against an Acquired Fund must look only to the assets of the Acquired Fund with which such person dealt for payment under such credit, contract or claim and the trustees and officers shall have no personal liability therefor. However, nothing in the Trust Instrument protects any trustee or officer against any liability to the Acquired Fund Trust or the shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee or of such officer. Similarly, pursuant to the Acquiring Fund Trust’s Trust Instrument, no person who is or has been a trustee or officer, shall be subject to any personal liability whatsoever to any person, other than the Acquiring Fund Trust or its shareholders, in connection with the affairs of the Acquiring Fund Trust; and all persons shall look solely to the Acquiring Fund Trust property or property of a series for satisfaction of claims of any nature arising in connection with the affairs of the Acquiring Fund Trust or such series. However, the Acquiring Fund Trust’s Trust Instrument further provides that no person who is or has been a trustee or officer, shall be liable to the Acquiring Fund Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Indemnification of Trustees and Officers. Pursuant to the Trust Instrument of the Acquired Fund Trust, the Acquired Fund Trust will indemnify (from the assets of the portfolio or portfolios in question) each of its trustees and officers (hereinafter referred to as “Acquired Fund Trust Covered Persons”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Acquired Fund Trust Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Acquired Fund Trust Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Acquired Fund Trust Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Acquired Fund Trust Covered Person’s office.

Similarly, pursuant to the Trust Instrument of the Acquiring Fund Trust, every person who is, or has been, a trustee, officer, or employee of the Trust, including persons who serve at the request of the Acquiring Fund Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as an “Acquiring Fund Trust Covered Person”), will be indemnified by the Acquiring Fund Trust or the applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. However, no indemnification shall be provided hereunder to an Acquiring Fund Trust Covered Person to the extent such indemnification is prohibited by applicable federal law.

Comparison of Voting Rights. Each whole share of an Acquired Fund and Acquiring Fund entitles the holder thereof to one vote as to any matter on which the holder in entitled to vote, and each fractional share (if any) shall be entitled to a proportionate fractional vote. For the Acquired Fund Trust, shares of all portfolios vote together; provided, however, that (i) as to any matter with respect to which a separate vote of one or more portfolios or classes is required by any applicable provisions of the 1940 Act, such requirement shall apply in lieu of all shares of all portfolios voting together; and (ii) in any event, as to any matter which affects only the interests of one or more particular portfolios or classes, only the holders of shares of the one or more affected portfolios or classes shall be entitled to vote, and each such portfolio or class shall vote as a separate class. Similarly, for the Acquiring Fund, on any matter submitted to a vote of the shareholders of the Acquiring Fund Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon. The Acquiring Fund Trust does not allow cumulative shareholder voting. The Acquired Fund Trust’s Trust Instrument and bylaws do not address cumulative voting.

Proposals Subject to Shareholder Approval. The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), the approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. In addition, shareholders of each Fund are granted the power to vote on certain matters by each Fund’s Trust Instruments, bylaws and the laws governing Delaware statutory trusts.

Shareholders of an Acquired Fund have power to vote only: (i) to elect trustees, provided that a meeting of shareholders has been called for that purpose; (ii) to remove trustees, provided that a meeting of shareholders has been called for that purpose; (iii) with respect to the matters relating to any amendment to Article VI of the Trust Instrument that would have the effect of increasing the liability (or potential liability) or reducing the indemnification available to shareholders or former shareholders; and (iv) approve such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine. Shareholders of an Acquiring Fund do not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Trust Instrument; and (ii) with respect to such additional matters relating to the Acquiring Fund Trust as may be required by law or as the trustees may consider and determine necessary or desirable.

Quorum for a Shareholder Meeting. Quorum for a shareholders’ meeting of an Acquired Fund is one-third of shares entitled to vote in person or by proxy for the transaction of business at a meeting of shareholders, except that where any provision of law or of the Trust Instrument permits or requires that holders of any portfolio shall vote as a portfolio (or the holders of a class shall vote as a class), then one-third of the aggregate number of shares of that portfolio (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that portfolio (or that class). Quorum for a shareholders’ meeting of an Acquiring Fund is the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares entitled to vote and present in person or by proxy at any meeting of the shareholders, except that where pursuant to any provision of law, the Trust Instrument or bylaws a vote shall be taken by individual series, then holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of that series entitled to vote and present in person or by proxy shall be necessary to constitute a quorum for the transaction of business by that series. For the purposes of establishing whether a quorum is present, all shares of an Acquiring Fund present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Vote Required to Approve a Proposal. For the Acquired Fund Trust, except when a larger vote is required by law or by the Trust Instrument, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of the Trust Instrument permits or requires that holders of any portfolio shall vote as a portfolio (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that portfolio (or class) voted on the matter in person or by proxy shall decide that matter insofar as that portfolio (or class) is concerned. However, any amendment to Article VI of the Acquired Fund Trust’s Trust Instrument that would have the effect of increasing the liability (or potential liability) or reducing the indemnification available to shareholders or former shareholders shall require the affirmative vote or consent of shareholders owning at least 66-2/3% of the outstanding Shares entitled to vote thereon. For an Acquiring Fund, the shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of the Trust Instrument or the bylaws.

Setting a Record Date. Each Fund’s Trust Instrument and/or bylaws establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Fund’s respective Board. For the Acquired Fund Trust, the maximum number of days is 150. For the Acquiring Fund Trust, the maximum number of days is 120, or more than 60 days before the date of payment of any dividend or distribution. A determination of shareholders of record entitled to notice of or to vote at a respective Fund’s shareholder meeting applies to any adjournment of such meeting. In the case of the Acquiring Fund Trust (but not the Acquired Fund Trust), the Acquiring Fund Trust Board may adjourn any shareholder meeting without further notice, even if the date of the adjournment is more than 120 days after the notice of the original meeting or the postponement thereof. In the case of the Acquired Fund Trust, notice of adjournment of the shareholder meeting need not be given to shareholders if the time and place of the adjourned meeting are announced at the original meeting or reasonable notice is given to persons present at the original meeting and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Limited Liability for Shareholders. For the Acquired Fund Trust, under its Trust Instrument, any persons extending credit to, contracting with or having any claim against an Acquired Fund must look only to the assets of an Acquired Fund with which such person dealt for payment under such credit, contract or claim and shareholders shall have no personal liability therefor. Similarly, the Trust Instrument of the Acquiring Fund Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Acquiring Fund Trust or any series or class shall attach to any shareholder or former shareholder of the Acquiring Fund Trust.

Indemnification of Shareholders. The Trust Instrument of the Acquired Fund Trust provides that in case any shareholder (or former shareholder) of any portfolio of the Acquired Fund Trust or class shall be charged or held to be personally liable for any obligation or liability of the Acquired Fund Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, said portfolio (upon proper and timely request by the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said portfolio to be held harmless from and indemnified against all loss and expense arising from such liability. Similarly, the Acquiring Fund’s Trust Instrument provides that in case any shareholder or former shareholder of the Acquiring Fund Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Acquiring Fund Trust or, if the Acquiring Fund Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Acquiring Fund Trust or any series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Acquiring Fund Trust assets. The Acquiring Trust shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Appraisal Rights. For the Acquired Fund Trust, shareholders have no right to demand payment for their shares or any other rights of dissenting shareholders in the event the Acquired Fund Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under the General Corporation Law of the State of Delaware, or otherwise. Similarly, for the Acquiring Fund Trust, shareholders shall not be entitled to exercise the rights of objecting shareholders and shall have no appraisal rights with respect to their shares and, except as otherwise determined by the trustees from time to time, shall have no exchange or conversion rights with respect to their shares.

Inspection Rights. For the Acquired Fund Trust, the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Acquired Fund Trust or any of them shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the Acquiring Fund Trust except as conferred by law or otherwise by the trustees or by resolution of the shareholders. For the Acquiring Fund Trust, the shareholders shall only have such right to inspect the records, documents, accounts and books of the Acquiring Fund Trust or any series thereof as may be granted from time to time by the trustees in their sole discretion.

APPENDIX G

RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

As of the date hereof, the Acquiring Funds was not operational and, therefore, had no shareholders.

The Record Date has been fixed as the close of business on May 12, 2026 for the determination of each Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Acquired Fund as of the Record Date is set forth in the following table:

Name of Class/Fund	Number of Shares

Zevenbergen Growth Fund
● Investor Class	465,458.621
● Institutional Class	2,745,939.587

Zevenbergen Genea Fund
● Investor Class	472,886.510
● Institutional Class	715,696.610

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting.

Zevenbergen Growth Fund

As of May 12, 2026, the officers and Trustees of each Acquired Fund, as a group, owned or controlled less than 1% of any class of the outstanding shares of the Acquired Fund.

As of May 12, 2026, the below shareholders owned of record, or to the knowledge of each Acquired Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquired Fund. The Acquiring Funds do not issue multiple classes of shares but the shareholders noted below are expected to own similar percentages of an Acquiring Fund as they own of the Acquired Fund.

Name of Class/Fund	Name and Address of Record Owner	Percentage of Class of Shares

Zevenbergen Growth Fund
● Investor Class	Charles Schwab & Co. Inc. Special Custody Account For Benefit Of (“FBO”) Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	11.54%
● Institutional Class	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	42.29%

Zevenbergen Genea Fund
● Investor Class	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	28.25%
● Institutional Class	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	48.36%

G-1

STATEMENT OF ADDITIONAL INFORMATION

Dated June 15, 2026

ZEVENBERGEN GROWTH FUND ZEVENBERGEN GENEA FUND Each, a Series of ADVISOR MANAGED PORTFOLIOS 615 East Michigan Street Milwaukee, WI 53202 (626) 914-7385	VIRTUS ZEVENBERGEN INNOVATIVE GROWTH ETF VIRTUS ZEVENBERGEN DISCOVERY GROWTH ETF Each, a Series of VIRTUS ETF TRUST II 1301 Avenue of the Americas, 14th Floor New York, NY 10019 (888) 383-0553	Ticker (ZINN) (ZDIS)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus dated June 15, 2026 (“Proxy Statement and Prospectus”), relating to the proposed Reorganization of the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (collectively, the “Acquired Funds”), into Virtus Zevenbergen Innovative Growth ETF and Virtus Zevenbergen Discovery Growth ETF, respectively (collectively, the “Acquiring Funds”).

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposal contained in the combined Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related combined Proxy Statement and Prospectus, dated June 15, 2026. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the combined Proxy Statement and Prospectus. A copy of the combined Proxy Statement and Prospectus may be obtained upon request and without charge by calling (626) 914-7385. Please retain this document for future reference.

The date of this SAI is June 15, 2026.

Table of Contents	Page
Documents Incorporated by Reference	2
Supplemental Financial Information	3

1

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This SAI consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; and the supplemental financial information that follows:

1.	The Prospectus of the Acquired Fund Trust on behalf of the Acquired Funds, dated October 31, 2025, as supplemented and amended to date (File No. 333-270997); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0000894189-25-012207);
2.	The Statement of Additional Information of the Acquired Fund Trust on behalf of the Acquired Funds, dated October 31, 2025, as supplemented and amended to date (File No. 333-270997); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0000894189-25-012207).
3.	The Prospectus of the Acquiring Fund Trust on behalf of the Acquiring Funds, dated May 14, 2026, as supplemented and amended to date (File No. 333-206600; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001999371-26-010675).
4.	The Statement of Additional Information of the Acquiring Fund Trust on behalf of the Acquiring Funds, dated May 14, 2026, as supplemented and amended to date (File No. 333-206600; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001999371-26-010675).
5.	Annual Report to shareholders of the Acquired Funds for the fiscal year ended June 30, 2025 (File No. 811-23859; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-25-009618); and
6.	Semi-Annual Report to shareholders of the Acquired Funds for the six-month period ended December 30, 2025 (File No. 811-23859; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001133228-26-003349).

2

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Funds and the Acquired Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section entitled “Comparison of the Funds’ Fees and Expenses” in the combined Proxy Statement and Prospectus. Only pro forma combined fees and expenses information is provided for the Acquiring Funds because the Acquiring Funds will not commence operations until the Reorganizations are completed. The Reorganizations will not result in a material change to the Acquired Funds’ portfolio holdings due to the investment restrictions of the Acquiring Funds, as the Acquired Funds and the Acquiring Funds have identical investment objectives, and substantially similar principal investment strategies and fundamental investment policies (except as otherwise noted in the combined Proxy Statement and Prospectus). Accordingly, a schedule of investments of the Acquired Funds modified to show the effects of such change is not required and is not included. There are no material differences between the accounting policies of the Acquired Funds and the Acquiring Funds.

3

ZEVENBERGEN FUNDS C/O U.S. BANCORP 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202

To vote by Internet

1) Read the Combined Proxy Statement and Prospectus and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Combined Proxy Statement and Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Combined Proxy Statement and Prospectus.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00327-S38681	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization between Advisor Managed Portfolios, on behalf of Zevenbergen Growth Fund (the “Acquired Fund”), and Virtus ETF Trust II, on behalf of Virtus Zevenbergen Innovative Growth ETF (the “Acquiring Fund”), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund and shares of such Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	☐	☐

2.	To act upon such other matters as may properly come before the Special Meeting.

This proxy is solicited on behalf of the Board of Trustees of Advisor Managed Portfolios. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Fund with and into Virtus Zevenbergen Innovative Growth ETF. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

4

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on July 28, 2026.

The Combined Proxy Statement and Prospectus for this Meeting is available at:

www.proxyvote.com

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE

INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR

VOTE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

T00328-S38681

ZEVENBERGEN GROWTH FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above named Fund and appoints Eric McCormick, Russell Simon, and Ryan Charles (collectively or individually), as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741, at 11:00 a.m. (PT) on July 28, 2026, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE.

THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ZEVENBERGEN FUNDS
C/O U.S. BANCORP

777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

To vote by Internet

1)	Read the Combined Proxy Statement and Prospectus and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Combined Proxy Statement and Prospectus and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Combined Proxy Statement and Prospectus.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00329-S38681	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization between Advisor Managed Portfolios, on behalf of Zevenbergen Genea Fund (the “Acquired Fund”), and Virtus ETF Trust II, on behalf of Virtus Zevenbergen Discovery Growth ETF (the “Acquiring Fund”), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund and shares of such Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	☐	☐

2.	To act upon such other matters as may properly come before the Special Meeting.

This proxy is solicited on behalf of the Board of Trustees of Advisor Managed Portfolios. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Fund with and into Virtus Zevenbergen Discovery Growth ETF. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on July 28, 2026.

The Combined Proxy Statement and Prospectus for this Meeting is available at:

www.proxyvote.com

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE

INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR

VOTE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

T00330-S38681

ZEVENBERGEN GENEA FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above named Fund and appoints Eric McCormick, Russell Simon, and Ryan Charles (collectively or individually), as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741, at 11:00 a.m. (PT) on July 28, 2026, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE.

THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.